UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D. C. 20549

FORM N-CSR

Investment Company Act file number	811-21172

DWS RREEF REAL ESTATE FUND, INC.

(FORMERLY SCUDDER RREEF REAL ESTATE FUND, INC.)

(Exact Name of Registrant as Specified in Charter)

One South Street, Baltimore, Maryland 21202

(Address of Principal Executive Offices) (Zip Code)

Registrant's Telephone Number, including Area Code: (212) 454-7190

Paul Schubert

345 Park Avenue

New York, NY 10154

(Name and Address of Agent for Service)

Date of fiscal year end:	12/31

Date of reporting period:	12/31/05

ITEM 1.	REPORT TO STOCKHOLDERS

  DECEMBER 31, 2005

Annual Report to Stockholders

DWS RREEF Real Estate Fund, Inc. (formerly Scudder RREEF Real Estate Fund, Inc.)

Contents

Click here Performance Summary

Click here Portfolio Management Review

Click here Portfolio Summary

Click here Investment Portfolio

Click here Financial Statements

Click here Financial Highlights

Click here Notes to Financial Statements

Click here Report of Independent Registered Public Accounting Firm

Click here Tax Information

Click here Stockholder Meeting Results

Click here Dividend Reinvestment and Cash Purchase Plan

Click here Investment Management Agreement Approval

Click here Directors and Officers

Click here Account Management Resources

Investments in funds involve risk. The fund is nondiversified and can take larger positions in fewer companies, increasing its overall risk profile. The fund involves additional risk due to its narrow focus. There are special risks associated with an investment in real estate, including credit risk, interest rate fluctuations and the impact of varied economic conditions. Closed-end funds, unlike open-end funds, are not continuously offered. There is a one-time public offering and once issued, shares of closed-end funds are sold in the open market through a stock exchange. Shares of closed-end funds frequently trade at a discount to net asset value. The price of the fund's shares is determined by a number of factors, several of which are beyond the control of the fund. Therefore, the fund cannot predict whether its shares will trade at, below or above net asset value.

This report is sent to the stockholders of DWS RREEF Real Estate Fund, Inc. for their information. It is not a prospectus, circular, or representation intended for use in the purchase or sale of shares of the fund or of any securities mentioned in the report.

DWS Scudder is part of Deutsche Asset Management, which is the marketing name in the US for the asset management activities of Deutsche Bank AG, Deutsche Bank Trust Company Americas, Deutsche Asset Management, Inc., Deutsche Investment Management Americas Inc. and DWS Trust Company.

NOT FDIC/NCUA INSURED NO BANK GUARANTEE MAY LOSE VALUE NOT A DEPOSIT NOT INSURED BY ANY FEDERAL GOVERNMENT AGENCY

Performance Summary December 31, 2005

All performance shown is historical, assumes reinvestment of all dividend and capital gain distributions, and does not guarantee future results. Investment return and principal value fluctuate with changing market conditions so that, when sold, shares may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. Please visit www.dws-scudder.com for the Fund's most recent performance.

Returns during part or all of the periods shown reflect a fee and/or expense waiver. Without this waiver, returns would have been lower.

Average Annual Return as of 12/31/05
	1-Year	3-Year	Life of Fund*
Based on Net Asset Value(a)	12.16%	33.82%	33.48%
Based on Market Value(a)	9.82%	26.50%	25.00%
NAREIT Equity REIT Index(b)	12.16%	26.49%	27.08%

Sources: Lipper Inc. and Deutsche Investment Management Americas Inc.

Net Asset Value and Market Price
	As of 12/31/05	As of 12/31/04
Net Asset Value	$ 24.19	$ 25.01
Market Price	$ 20.57	$ 21.73

Prices and Net Asset Value fluctuate and are not guaranteed.

Distribution Information
Twelve Months: Income Dividends (common shareholders) as of 12/31/05	$ .93
Capital Gains dividend (common shareholders) as of 12/31/05	$ 2.34
* The Fund commenced operations on October 31, 2002. Index comparison begins on October 31, 2002.
a Total return based on net asset value reflects changes in the Fund's net asset value during the period. Total return based on market value reflects changes in market value. Each figure includes reinvestments of distributions. These figures will differ depending upon the level of any discount from or premium to net asset value at which the Fund's shares trade during the period.
b The NAREIT Equity REIT Index is an unmanaged, unleveraged weighted index of REITs which own, or have "equity interest" in, real estate (rather than making loans secured by real estate collateral). Index returns assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees or expenses. It is not possible to invest directly into an index.

Portfolio Management Review

DWS RREEF Real Estate Fund, Inc.: A Team Approach to Investing

Deutsche Asset Management, Inc. ("DeAM, Inc." or the "Investment Manager"), which is part of Deutsche Asset Management, is the investment manager for DWS RREEF Real Estate Fund, Inc. DeAM, Inc. provides a full range of investment advisory services to institutional and retail clients. RREEF America, L.L.C. ("RREEF" or the "Investment Advisor"), which is part of DB Real Estate, the real estate investment management group of Deutsche Asset Management, is the investment advisor for the fund. RREEF is responsible for selecting brokers and dealers and for negotiating brokerage commissions and dealer charges.

Deutsche Asset Management is a global asset management organization that offers a wide range of investing expertise and resources. This well-resourced global investment platform brings together a wide variety of experience and investment insight across industries, regions, asset classes and investing styles.

DeAM, Inc. and RREEF are indirect, wholly owned subsidiaries of Deutsche Bank AG. Deutsche Bank AG is an international commercial and investment banking institution that is engaged in a wide range of financial services, including investment management, mutual fund, retail, private and commercial banking, investment banking and insurance.

Portfolio Management Team

John F. Robertson, CFA

Managing Director of RREEF and Manager of the fund.

Joined RREEF in 1997 and Deutsche Asset Management, Inc. in 2002.

Prior to that, Assistant Vice President of Lincoln Investment Management responsible for REIT research.

Over 14 years of investment industry experience.

BA, Wabash College; MBA, Indiana University.

Jerry W. Ehlinger, CFA

Managing Director of RREEF and Manager of the fund.

Joined RREEF in 2004 and Deutsche Asset Management, Inc. in 2004.

Prior to that, Senior Vice President at Heitman Real Estate Investment Management.

Senior Research Associate at Morgan Stanley Asset Management from 1996-2000.

BA, University of Wisconsin-Whitewater, MS, University of Wisconsin-Madison

John W. Vojticek

Managing Director of RREEF and Manager of the fund.

Joined RREEF and Deutsche Asset Management, Inc. in September, 2004.

Prior to that, Principal at KG Redding and Associates, March, 2004-September, 2004.

Prior to that, Managing Director of RREEF from 1996-March, 2004, Deutsche Asset Management, Inc. from 2002-March, 2004.

Over nine years of investment industry experience.

BS, University of Southern California.

Asad Kazim

Vice President of RREEF and Manager of the fund.

Joined RREEF and Deutsche Asset Management, Inc. in 2002 and the fund in 2005.

Prior to that, Financial Analyst at Clarion CRA Securities from 2000-2002.

Over six years of investment industry experience.

BS, The College of New Jersey.

In the following interview, Portfolio Managers John F. Robertson, Jerry W. Ehlinger, John W. Vojticek and Asad Kazim discuss the market environment, performance results and positioning of DWS RREEF Real Estate Fund, Inc. (AMEX listing SRQ), during its most recent fiscal year ended December 31, 2005.

Q: How did DWS RREEF Real Estate Fund, Inc. perform during its most recent fiscal year?

A: After a volatile start for REIT prices during the period, the fund returned 12.16% based on net asset value (NAV) for the 12-month period ended December 31, 2005. The return of the NAREIT Equity REIT Index was also 12.16%. Based on market price, the fund posted a 9.82% return. The fund had a closing value of $20.57 per share based on market price ($24.19 per share based on net asset value) as of December 31, 2005. (Past performance is no guarantee of future results. Please see page 5 for more complete performance information.) Over the period, the NAREIT Equity REIT Index outperformed the 1.72% return of the Dow Jones Industrial Average, the 4.91% return of the Standard & Poor's 500 Index (S&P 500) and the 1.37% return of the Nasdaq Composite Index.1

1 The NAREIT Equity REIT Index is an unmanaged, unleveraged, weighted index of REITs that own or have equity interest in real estate (rather than making loans secured by real estate collateral).
The Dow Jones Industrial Average (Dow) is an unmanaged, unleveraged index of common stocks of major industrial companies.
The Standard & Poor's 500 Index (S&P 500) is an unmanaged, unleveraged index widely regarded as representative of the equity market in general.
The Nasdaq Composite Index (Nasdaq) is an unmanaged, unleveraged, broad-based, capitalization- weighted index of all Nasdaq National Market and SmallCap Market stocks.
Index returns assume reinvestment of all dividends and, unlike fund returns, do not reflect fees or expenses. It is not possible to invest directly into an index.

Q: What is RREEF?

A: RREEF America, L.L.C. (RREEF), founded in 1975 and based in Chicago, New York and San Francisco, is the North American business unit of DB Real Estate, a unit of Deutsche Bank AG. RREEF is a full-service real estate investment advisor that manages approximately $35 billion of real estate assets on behalf of its clients, of which $9.7 billion is in real estate securities and approximately $25.1 billion is invested directly in real estate. Across the United States, RREEF has approximately 120 property management offices located in 50 major metropolitan areas. These professionals provide real-time information on market rents, vacancy rates and property values. The information advantage we obtain from this vast direct-side portfolio helps us to anticipate the trends within the various sectors of the real estate market and to evaluate how these trends will likely affect the REIT universe. RREEF is the investment advisor of DWS RREEF Real Estate Fund, Inc., and manages the day-to-day operations of the fund's investment portfolio.

Q: What factors influenced the performance of REITs in 2005?

A: As was the case in 2004, the REIT market experienced significant volatility over the past year. Fears that long-term Treasury yields would spike sent the REIT market down dramatically in early 2005. REITs rebounded however, and the market once again posted double-digit returns. With a consensus emerging that the US Federal Reserve Board (the Fed) will end its cycle of short-term interest rate increases sometime in early 2006, and because the economy posted strong gross domestic product results in 2005, market participants now expect a steadier interest rate environment in the coming months. This, in turn, could lead to a more stable marketplace for REITs.

Another factor that spurred volatility in the REIT market during the period was a significant increase in merger and acquisition activity. Key mergers included ProLogis's acquisition of Catellus Development Corp. and CalEast Industrial Investors' acquisition of CenterPoint Properties Trust, in the industrial sector; Onex Real Estate's acquisition of Town and Country, in the apartment sector; and GE Real Estate's acquisition of Arden Realty Group, Inc., in the office sector. In all, 18 significant merger and/or privatization transactions occurred in 2005, and there is continuing speculation that a number of similar transactions could take place in the coming months. This activity is driven by enormous demand for real estate within the private market, and it gave strong support to REIT prices throughout the period. Though we perceive REIT, or "public market," stock price valuations to be high, this market, in which these mergers/privatizations are occurring, remains less expensive than the private commercial real estate market.

Q: Which individual holdings had a significant impact on performance during the period?

A: Contributing to performance during the period were three REITs that were acquired and converted to private ownership. Gables Residential Trust (acquired by ING Clarion) and Amli Residential Properties Trust (acquired by Morgan Stanley Real Estate Advisors), in the apartment sector, were each acquired at a premium to the stock price, so our holdings in these companies benefited the fund. The third company, Arden Realty Group, Inc., in the office sector, was set to be acquired at a discounted price, but the stock had run up significantly in anticipation of its acquisition, and the fund benefited from the run-up.

A fourth company that strongly contributed to performance was Digital Realty Trust, Inc. The company, a specialty office REIT, owns and leases technology office space. Digital has delivered strong business results consistently and has made prudent acquisitions.

Detractors from performance during the period included Hersha Hospitality Trust. Hersha has struggled since its initial public offering, as it has seemingly been unable to make realistic earnings forecasts and then meet its targets. In an effort to improve its reporting ability, Hersha hired a new chief accounting officer in 2005. The company is one of the higher-yielding REITs in the hotel sector and has a solid track record as an asset manager and developer. We are optimistic that Hersha can make significant improvements in its financial reporting and restore investors' confidence in that part of its functionality.

Another significant detractor came from the fund's holdings in American Financial Realty Trust, a specialty office REIT that leases office space to bank branches. The company has had difficulty assimilating a number of significant acquisitions that it made in a short period. The company's stock posted losses during the period due to investors' concerns about cash flow and the company's ability to make regular dividend payments. Yet, the company has claimed it will be able to cover its dividend at least into 2006, and we continue to own the REIT for this reason.

Q: What other factors affected the fund's performance during the 12-month period?

A: Over the period, our overweight in shopping center REITs and our underweight in specialty retail helped performance, while our underweight in self-storage and overweight in health care hindered returns. In addition, the fund's position in preferred stocks (21.0% of net assets as of December 31; the remainder of the fund is invested in REIT common stocks, a convertible bond and cash) detracted from performance during the period. With common stocks outperforming preferreds over the 12-month period, the fund's allocation in preferred stock held back performance. However, we plan to maintain current allocations of preferred stock in the portfolio because of their attractive yields and because we remain cautious about the valuation levels of REIT common stocks. Lastly, the fund's leveraged position benefited performance somewhat during 2005, in terms of both NAV growth and current yield.

Q: Will you describe the fund's positioning within the various REIT sectors?

A: The fund's largest overweight is in hotels, which did not perform as well during the period as we had anticipated. Part of the underperformance was due to investors' concerns about the direction of the US economy and possible decreases in travel. However, fundamental factors such as revenue per room rate remain solid, significantly stronger than we had predicted a year ago and much better than Wall Street analysts had forecasted. We look for similarly strong fundamentals within this sector, as we believe many hotels are at their structural occupancy peaks. Room rates are continuing to rise, which directly benefits a hotel's bottom line. Additionally, we are not seeing increases in the supply of hotels, which has slowed revenue growth in the past. That's why, in 2006, we look for increased profit margins and double-digit revenue growth within the sector, particularly for luxury and upper-end hotels in urban areas. We plan to maintain the fund's overweight in this sector.

We also maintained an overweight position in malls for most of the year, but the fund's weighting in this sector is closer to a neutral position as we start 2006. This is not because the mall sector is in decline, but because other REIT sectors have gained strength, and we want to take this opportunity for further diversification. We also think that malls may not enjoy the same growth rates as other REIT sectors in the coming year.

The fund's most significant underweight compared with the benchmark is in retail shopping centers. We are maintaining this underweight for two reasons. First, we believe internal growth (from the stores that lease space in the shopping centers) as well as external growth (from the shopping center REIT companies themselves) will be below that of the other REIT sectors. This is because shopping centers' internal fee structures do not allow for significant profit growth. Second, we feel the sector is not in a strong enough position to grow through shopping center development. We therefore expect retail shopping centers to grow more slowly than other REIT sectors even as the overall market environment for REITs continues to improve.

Over the past year, we gradually moved from underweight positions in the office and industrial sectors to a more neutral stance compared with the benchmark. Both sectors have been hampered by leases that "roll down" (leases that are renewed at lower rates) by 10% to 15% or more. We expect much less roll-down in 2006, with a reversal of that trend in the following two years, when we expect leases to be renewed at higher rates. We are therefore reasonably optimistic about the prospects for these two sectors going forward.

Finally, we are maintaining a cautious stance on the apartment sector. We think apartment pricing is expensive relative to historical pricing in this sector. The sector has recently benefited from the fact that a significant amount of new multifamily units have been sold as condominiums rather than rented as apartments. We remain cautious about possible oversupply in the longer term, though, as some condominiums could come back to the apartment market and create a glut of rental supply in this sector.

Q: What are the prospects for the REIT marketplace in 2006?

A: We do not believe that long-term interest rates will rise significantly and pose a threat to REIT prices in the coming year. On the other hand, some analysts worry that the US economy will slow significantly in response to continuing increases in energy prices. In addition, there is usually a "lag effect" in which a series of federal funds rate increases, such as we have had since June 2004, eventually restrains economic growth. We believe a slowing economy could negatively affect REIT prices.

Within the REIT market, fundamentals in each sector are currently strong or strengthening, though investment inflows, rather than fundamental factors, have driven the REIT markets during the past several years. While we do not feel that current REIT price valuations represent a "bubble," there is still concern about the level of REIT prices. With demand for real estate investments still reasonably strong, and after six years of outperformance versus the S&P 500 Index, we expect REIT performance to be more in line with historical average returns for this sector.

The views expressed in this report reflect those of the portfolio managers only through the end of the period of the report as stated on the cover. The management team's views are subject to change at any time based on market and other conditions and should not be construed as a recommendation.

Portfolio Summary

Asset Allocation	12/31/05	12/31/04

Common Stocks	82%	82%
Preferred Stocks	14%	14%
Other	3%	2%
Convertible Bond	1%	1%
Cash Equivalents	—	1%
	100%	100%
Sector Diversification (As a % of Common and Preferred Stocks)	12/31/05	12/31/04

Office	21%	19%
Apartments	16%	18%
Regional Malls	14%	14%
Hotels	12%	9%
Shopping Centers	12%	12%
Health Care	8%	7%
Industrials	8%	8%
Storage	4%	—
Diversified	3%	11%
Other	2%	2%
	100%	100%

Asset allocation and sector diversification are subject to change.

Ten Largest Equity Holdings at December 31, 2005 (60.4% of Net Assets)
1. Simon Property Group, Inc. Operator of real estate investment trust	8.3%
2. Ventas, Inc. Investor in long-term health care facilities	7.2%
3. Liberty Property Trust Owner of office and industrial properties	7.0%
4. Glimcher Reality Trust Developer and manager of regional malls and shopping centers	6.5%
5. Arden Realty Group, Inc. Owner of office properties	5.7%
6. Amli Residential Properties Trust Provider of real estate services	5.6%
7. Mack-Cali Realty Corp. Developer and manager of office properties	5.2%
8. Apartment Investment & Management Co. Owner of diversified portfolio of multifamily apartment properties	5.2%
9. Extra Space Storage, Inc. Developer and manager of self-storage properties	4.9%
10. iStar Financial, Inc. Provider of structured financing	4.8%

Portfolio holdings are subject to change.

For more complete details about the Fund's investment portfolio, see page 17. A quarterly Fact Sheet is available upon request. Please see the Account Management Resources section for contact information.

Following the Fund's fiscal first and third quarter-end, a complete portfolio holdings listing is filed with the SEC on Form N-Q. The form will be available on the SEC's Web site at www.sec.gov, and it also may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the SEC's Public Reference Room may be obtained by calling (800) SEC-0330.

Investment Portfolio as of December 31, 2005

	Shares	Value ($)

Common Stocks 118.3%
Apartments 20.7%
American Campus Communities, Inc. (REIT) (c)	736,602	18,267,730
Amli Residential Properties Trust (REIT)	564,400	21,475,420
Apartment Investment & Management Co. "A" (REIT)	534,600	20,245,302
AvalonBay Communities, Inc. (REIT)	171,600	15,315,300
GMH Communities Trust (REIT)	305,500	4,738,305
		80,042,057
Diversified 4.8%
iStar Financial, Inc. (REIT)	521,600	18,595,040
Health Care 10.2%
National Health Realty, Inc. (REIT)	72,100	1,338,897
Senior Housing Properties Trust (REIT)	613,700	10,377,667
Ventas, Inc. (REIT)	868,800	27,818,976
		39,535,540
Hotels 10.0%
Canyon Ranch Holdings LLC (REIT) (units)	230,400	6,223,515
DiamondRock Hospitality Co. (REIT)	471,000	5,633,160
Eagle Hospitality Properties Trust, Inc. (REIT)	352,900	2,692,627
Hersha Hospitality Trust (REIT)	535,300	4,823,053
Strategic Hotel Capital, Inc. (REIT)	690,900	14,218,722
Winston Hotels, Inc. (REIT)	504,600	4,995,540
		38,586,617
Industrial 10.8%
First Industrial Realty Trust, Inc. (REIT)	376,200	14,483,700
Liberty Property Trust (REIT)	633,900	27,162,615
		41,646,315
Office 28.3%
American Financial Realty Trust (REIT)	1,048,800	12,585,600
Arden Realty Group, Inc. (REIT)	487,400	21,850,142
Digital Realty Trust, Inc. (REIT)	409,500	9,266,985
Glenborough Realty Trust, Inc. (REIT)	248,100	4,490,610
Highwoods Properties, Inc. (REIT)	481,500	13,698,675
HRPT Properties Trust (REIT)	1,254,971	12,988,950
Lexington Corporate Properties Trust (REIT)	659,100	14,038,830
Mack-Cali Realty Corp. (REIT)	468,800	20,252,160
		109,171,952
Other 2.2%
Crystal River Capital 144A	167,500	3,819,837
Deerfield Triarc Capital Corp. (REIT)	337,500	4,623,750
		8,443,587
Regional Malls 17.7%
Feldman Mall Properties, Inc. (REIT)	436,300	5,239,963
Glimcher Realty Trust (REIT)	1,024,050	24,904,896
Simon Property Group, Inc. (REIT)	419,597	32,153,718
The Macerich Co. (REIT)	91,000	6,109,740
		68,408,317
Shopping Centers 8.7%
Heritage Property Investment Trust (REIT) (c)	518,900	17,331,260
Regency Centers Corp. (REIT)	274,000	16,152,300
		33,483,560
Storage 4.9%
Extra Space Storage, Inc. (REIT)	1,233,797	19,000,474
Total Common Stocks (Cost $310,126,839)		456,913,459
	Principal Amount ($)	Value ($)

Convertible Bond 1.2%
Hotels
MeriStar Hospitality Corp., 9.5%, 4/1/2010 (REIT) (Cost $4,000,000)	4,000,000	4,725,000
	Shares	Value ($)

Preferred Stocks 21.0%
Apartments 1.4%
Associated Estates Realty Corp., 8.70%, Series II (REIT)	221,000	5,527,210
Health Care 1.5%
LTC Properties, Inc., 8.0%, Series F (REIT)	225,000	5,658,750
Hotels 7.4%
Boykin Lodging Co., 10.5%, Series A (REIT)	84,600	2,212,290
Eagle Hospitality Properties Trust, Inc., 8.25%, Series A (REIT)	176,800	4,342,650
Equity Inns, Inc., 8.750%, Series B (REIT)	498,000	12,745,712
Strategic Hotel Capital, Inc., 8.5%, 144A (REIT)	167,500	4,428,281
Sunstone Hotel Investors, Inc., 8.0%, Series A (REIT)	196,500	4,930,932
		28,659,865
Office 1.0%
Digital Realty Trust, Inc., 8.5%, Series A (REIT)	151,200	3,888,683
Regional Malls 1.4%
Taubman Centers, Inc., 8.3%, Series A (REIT)	40,510	1,027,334
Taubman Centers, Inc., 8.0%, Series G (REIT)	170,747	4,292,579
		5,319,913
Shopping Centers 8.2%
Cedar Shopping Centers, Inc., 8.875% (REIT)	150,000	3,953,250
Ramco-Gershenson Properties Trust, 9.5%, Series B (REIT)	208,000	5,491,200
The Mills Corp., 9.0%, Series C (REIT)	364,400	9,394,706
The Mills Corp., 8.75%, Series E (REIT)	190,000	4,864,000
Urstadt Biddle Properties, Inc., 8.5%, Series C (REIT)	75,000	8,025,000
		31,728,156
Storage 0.1%
Public Storage, Inc., 10.00%, Series A (REIT)	12,800	354,176
Total Preferred Stocks (Cost $78,544,898)		81,136,753

Other 3.8%
Innkeepers USA Trust (REIT) (Limited Partnership) (a) (Cost $8,662,729)	901,333	14,628,635

Cash Equivalents 0.6%
Cash Management QP Trust, 4.26% (b) (Cost $2,327,141)	2,327,141	2,327,141
	% of Net Assets	Value ($)

Total Investment Portfolio (Cost $403,661,607)+	144.9	559,730,988
Other Assets and Liabilities, Net	(3.5)	(13,438,943)
Preferred Stock, at Redemption Value	(41.4)	(160,000,000)
Net Assets	100.0	386,292,045
+ The cost for federal income tax purposes was $403,669,925. At December 31, 2005, net unrealized appreciation for all securities based on tax cost was $156,061,063. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost of $160,980,963 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value of $4,919,900.
(a) The Fund may purchase securities that are subject to legal or contractual restrictions on resale ("restricted securities"). Restricted securities are securities which have not been registered with the Securities and Exchange Commission under the Securities Act of 1933. The fund may be unable to sell a restricted security and it may be more difficult to determine a market value for a restricted security. Moreover, if adverse market conditions were to develop during the period between the Fund's decision to sell a restricted security and the point at which the Fund is permitted or able to sell such security, the Fund might obtain a price less favorable than the price that prevailed when it decided to sell. This investment practice, therefore, could have the effect of increasing the level of illiquidity of the Fund. The future value of these securities is uncertain and there may be changes in the estimated value of these securities.
Restricted Security	Acquisition Dates	Cost ($)	Value ($)	As a % of Net Assets
InnKeepers USA Trust (REIT) (Limited Partnership)	November 2002- December 2004	8,662,729	14,628,635	3.8
(b) Cash Management QP Trust, an affiliated fund, is managed by Deutsche Investment Management Americas Inc. The rate shown is the annualized seven-day yield at period end.
(c) Affiliated issuer (see Notes to Financial Statements).

144A: Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

REIT: Real Estate Investment Trust

At December 31, 2005, open interest rates swaps were as follows:

Effective/ Expiration Dates	Notional Amount ($)	Cash Flows Paid by the Fund	Cash Flows Received by the Fund	Net Unrealized Appreciation ($)
1/14/2004 1/14/2008	40,000,000[1]	Fixed — 2.992%	USD — Floating LIBOR BBA	1,443,390
1/28/2003 1/28/2008	40,000,000[1]	Fixed — 3.247%	USD — Floating LIBOR BBA	1,247,398
1/28/2003 1/28/2010	40,000,000[1]	Fixed — 3.769%	USD — Floating LIBOR BBA	1,468,754
1/28/2003 1/28/2013	40,000,000[1]	Fixed — 4.258%	USD — Floating LIBOR BBA	1,286,837
Total net unrealized appreciation				5,446,379
Counterparty: [1] UBS AG
LIBOR: Represents London InterBank Offered Rate.
BBA: British Bankers' Association.

The accompanying notes are an integral part of the financial statements.

Financial Statements

Statement of Assets and Liabilities as of December 31, 2005
Assets
Investments: Unaffiliated issuers (cost $377,314,323)	$ 521,804,857
Affiliated issuers (cost $24,020,143)	35,598,990
Investment in Cash Management QP Trust (cost $2,327,141)	2,327,141
Total investments in securities, at value (cost $403,661,607)	559,730,988
Dividends receivable	4,593,108
Interest receivable	110,547
Unrealized appreciation on interest rate swaps	5,446,379
Other assets	25,820
Total assets	569,906,842
Liabilities
Distributions payable	23,166,425
Accrued investment management fee	289,457
Other accrued expenses and payables	158,915
Total liabilities	23,614,797
Preferred Shares ($25,000 net asset and liquidation value per share applicable to an aggregate of 6,400 shares issued and outstanding)	160,000,000
Net assets applicable to common shareholders, at value	$ 386,292,045
Net Assets
Net assets applicable to common shareholders consist of: Accumulated distributions in excess of net investment income	(3,844)
Net unrealized appreciation (depreciation) on: Investments	156,069,381
Interest rate swaps	5,446,379
Accumulated net realized gain (loss)	(8,318)
Cost of 178,400 shares held in treasury	(3,968,313)
Paid-in capital	228,756,760
Net assets applicable to common shareholders, at value	$ 386,292,045
Net Asset Value
Net Asset Value per common share ($386,292,045 ÷ 15,971,357 outstanding shares of common stock outstanding, $.01 par value, 240,000,000 common shares authorized)	$ 24.19

The accompanying notes are an integral part of the financial statements.

Statement of Operations for the year ended December 31, 2005
Investment Income
Income: Dividends — unaffiliated issuers	$ 19,223,129
Dividends — affiliated issuers	1,349,575
Interest	380,018
Interest — Cash Management QP Trust	180,161
Total Income	21,132,883
Expenses: Investment management fee	4,733,314
Administrative fee	12,000
Services to shareholders	17,478
Custodian and accounting fees	88,246
Auditing	78,467
Legal	56,676
Directors' fees and expenses	22,122
Reports to shareholders and annual meeting	84,294
Stock exchange listing fee	6,166
Auction agent fee	421,522
Other	36,331
Total expenses before expense reductions	5,556,616
Expense reductions	(1,401,099)
Total expenses after expense reductions	4,155,517
Net investment income (loss)	16,977,366
Realized and Unrealized Gain (Loss) on Investment Transactions
Net realized gain (loss) from: Investments	30,472,533
Capital gains dividends received	6,627,036
Interest rate swaps	(471,682)
36,627,887
Net unrealized appreciation (depreciation) during the period on: Investments	(13,276,587)
Interest rate swaps	3,792,122
(9,484,465)
Net gain (loss) on investment transactions	27,143,422
Net increase (decrease) in net assets resulting from operations	44,120,788
Distributions to Preferred Shareholders	(5,151,382)
Net increase (decrease) in net assets, applicable to common shareholders	$ 38,969,406

The accompanying notes are an integral part of the financial statements.

Statement of Changes in Net Assets
Increase (Decrease) in Net Assets	Years Ended December 31,
	2005	2004
Operations: Net investment income (loss)	$ 16,977,366	$ 16,183,642
Net realized gain (loss) on investment transactions	36,627,887	36,344,921
Net unrealized appreciation (depreciation) during the period on investment transactions	(9,484,465)	65,951,029
Net increase (decrease) in net assets resulting from operations	44,120,788	118,479,592
Distributions to Preferred Shareholders	(5,151,382)	(2,424,421)
Net increase (decrease) in net assets applicable to common shareholders	38,969,406	116,055,171
Distributions to common shareholders from: Net investment income	(15,026,152)	(23,255,650)
Net realized gains	(37,406,158)	(20,187,196)
Total distributions to common shareholders	(52,432,310)	(43,442,846)
Fund share transactions: Cost of shares repurchased	(3,968,313)	—
Sales load on issuance of Preferred Shares	—	(400,000)
Offering costs from issuance of Preferred Shares	(123,406)	(132,700)
Net increase (decrease) in net assets from Fund share transactions	(4,091,719)	(532,700)
Increase (decrease) in net assets	(17,554,623)	72,079,625
Net assets at beginning of period	403,846,668	331,767,043
Net assets at end of period (including accumulated distributions in excess of net investment income of $3,844 and $4,340, respectively)	$ 386,292,045	$ 403,846,668
Other Information
Common shares outstanding at beginning of period	16,149,757	16,149,757
Shares repurchased	(178,400)	—
Common shares outstanding at end of period	15,971,357	16,149,757

The accompanying notes are an integral part of the financial statements.

Financial Highlights

Years Ended December 31,	2005	2004	2003	2002[b]
Selected Per Share Data Applicable to Common Shareholders
Net asset value, beginning of period	$ 25.01	$ 20.54	$ 14.76	$ 14.33[c]
Income (loss) from investment operations: Net investment income (loss)[d]	1.05	1.00	1.04	.16
Net realized and unrealized gain (loss) on investment transactions	1.68	6.34	6.60	.47
Total from investment operations	2.73	7.34	7.64	.63
Distributions to Preferred Shareholders (common share equivalent)	(.32)	(.15)	(.09)	—
Net increase (decrease) in net assets resulting from operations applicable to common shareholders	2.41	7.19	7.55	.63
Less distributions from: Net investment income	(.93)	(1.44)	(1.38)	(.14)
Net realized gain on investment transactions	(2.34)	(1.25)	(.30)	(.03)
Total distributions to common shareholders	(3.27)	(2.69)	(1.68)	(.17)
Dilutions resulting from issuance of Preferred Shares[d]	(.01)	(.03)	(.09)	—
NAV accretion resulting from repurchases of shares at value[d]	.05	—	—	—
Offering costs charged to paid-in capital	—	—	—	(.03)
Net asset value, end of period	$ 24.19	$ 25.01	$ 20.54	$ 14.76
Market price, end of period	$ 20.57	$ 21.73	$ 19.18	$ 14.85
Total Return
Based on net asset value (%)[a,f]	12.16	39.07	53.64	4.15**
Based on market price (%)[a,f]	9.82	29.39	42.50	.11**

Ratios to Average Net Assets and Supplemental Data
Common share information at period end: Net assets, end of period ($ millions)	386	404	332	238
Ratios based on net assets of common shares: Expenses before expense reductions (%)	1.40	1.47	1.43	1.17*
Expenses after expense reductions (%)	1.05	1.11	1.08	.82*
Net investment income (loss) (%)[g]	4.27	4.57	6.07	1.09**
Common and Preferred share information at period end: Ratios based on net assets of common and Preferred Shares: Expenses before expense reductions (%)[e]	1.00	1.01	1.01	—
Expenses after expense reductions (%)[e]	.75	.76	.76	—
Net investment income (loss) (%)[e]	3.04	3.15	4.28	—
Portfolio turnover rate (%)	17	29	36	1*
Preferred Share information at period end: Aggregate amount outstanding ($ millions)	160	160	120	—
Asset coverage per share ($)***	85,358	88,101	94,118	—
Liquidation and market value per share ($)	25,000	25,000	25,000	—
[a] Total return would have been lower had certain expenses not been reduced.
[b] For the period from October 31, 2002 (commencement of operations) to December 31, 2002.
[c] Beginning per share amount reflects $15.00 initial public offering price net of sales load ($0.675 per share).
[d] Based on average common shares outstanding during the period.
[e] The Fund issued 4,800 and 1,600 Preferred Shares on January 15, 2003 and January 12, 2004, respectively.
[f] Total return based on net asset value reflects changes in the Fund's net asset value during the period. Total return based on market value reflects changes in market value. Each figure includes reinvestments of distributions. These figures will differ depending upon the level of any discount from or premium to net asset value at which the Fund's shares trade during the period.
[g] Net investment income ratios for the years ended December 31, 2005, 2004 and 2003 do not reflect distributions to Preferred Shareholders. Ratios reflecting such payments are 2.98%, 3.88% and 5.56%, respectively.
* Annualized
** Not annualized
*** Asset coverage per share equals net assets of common shares plus the redemption value of the Preferred Shares divided by the total number of Preferred Shares outstanding at the end of the period.

Notes to Financial Statements

A. Significant Accounting Policies

DWS RREEF Real Estate Fund, Inc. (formerly Scudder RREEF Real Estate Fund, Inc.) (the ``Fund'') is registered under the Investment Company Act of 1940, as amended (the ``1940 Act''), as a closed-end, non-diversified management investment company organized as a Maryland corporation. The Fund is authorized to issue 250,000,000 shares, of which 240,000,000 shares are classified as Common Shares, $0.01 par value per share, and 10,000,000 shares are classified as Preferred Shares, $.01 par value per share.

The Fund's financial statements are prepared in accordance with accounting principles generally accepted in the United States of America which require the use of management estimates. Actual results could differ from those estimates. The policies described below are followed consistently by the Fund in the preparation of its financial statements.

Security Valuation. Investments are stated at value determined as of the close of regular trading on the New York Stock Exchange on each day the exchange is open for trading. Equity securities are valued at the most recent sale price or official closing reported on the exchange (US or foreign) or over-the-counter market on which the security is traded most extensively. Securities for which no sales are reported are valued at the calculated mean between the most recent bid and asked quotations on the relevant market or, if a mean cannot be determined, at the most recent bid quotation. Debt securities are valued by independent pricing services approved by the Directors of the Fund. If the pricing services are unable to provide valuations, the securities are valued at the most recent bid quotation or evaluated price, as applicable, obtained from a broker-dealer. Such services may use various pricing techniques which take into account appropriate factors such as yield, quality, coupon rate, maturity, type of issue, trading characteristics and other data, as well as broker quotes.

Money market instruments purchased with an original or remaining maturity of sixty days or less, maturing at par, are valued at amortized cost. Investments in open-end investment companies and Cash Management QP Trust are valued at their net asset value each business day.

Securities and other assets for which market quotations are not readily available or for which the above valuation procedures are deemed not to reflect fair value are valued in a manner that is intended to reflect their fair value as determined in accordance with procedures approved by the Directors.

Swap Agreements. The Fund may enter into interest rate swap transactions to reduce the interest rate risk inherent in the Fund's underlying investments and leveraged capital structure. The use of interest rate swaps is a highly specialized activity that involves investment techniques and risks different from those associated with ordinary portfolio security transactions. In an interest rate swap, the Fund would agree to pay to the other party to the interest rate swap (which is known as the "counterparty") a fixed rate payment in exchange for the counterparty agreeing to pay to the Fund a variable rate payment that is intended to approximate the Fund's variable rate payment obligation on the Preferred Shares or any variable rate borrowings. The payment obligations would be based on the notional amount of the swap.

Certain risks may arise when entering into swap transactions including counterparty default, liquidity or unfavorable changes in interest rates. In addition, at the time an interest rate swap transaction reaches its scheduled termination date, there is a risk that the Fund will not be able to obtain a replacement transaction or that the terms of the replacement will not be as favorable as on the expiring transaction. Payments received or made are recorded as realized gain or loss in the Statement of Operations. The value of the swap is adjusted daily based upon a price supplied by the counterparty and the change in value is recorded as unrealized appreciation or depreciation.

Federal Income Taxes. The Fund's policy is to comply with the requirements of the Internal Revenue Code, as amended, which are applicable to regulated investment companies and to distribute all of its taxable income to its shareholders. Accordingly, the Fund paid no federal income taxes and no federal income tax provision was required.

Distribution of Income and Gains. Net investment income of the Fund is declared and distributed to shareholders monthly. Net realized gains from investment transactions, in excess of available capital loss carryforwards, would be taxable to the Fund if not distributed, and, therefore, will be distributed to shareholders at least annually.

The timing and characterization of certain income and capital gains distributions are determined annually in accordance with federal tax regulations which may differ from accounting principles generally accepted in the United States of America. These differences primarily related to securities sold at a loss. As a result, net investment income (loss) and net realized gain (loss) on investment transactions for a reporting period may differ significantly from distributions during such period. Accordingly, the Fund may periodically make reclassifications among certain of its capital accounts without impacting the net asset value of the Fund.

At December 31, 2005, the Fund's components of distributable earnings (accumulated losses) on a tax basis were as follows:

Undistributed ordinary income*	$ —
Undistributed net long-term capital gains	$ —
Unrealized appreciation (depreciation) on investments	$ 156,061,063

In addition, the tax character of distributions paid to common and Preferred Shareholders by the Fund is summarized as follows:

Years Ended December 31,
	2005	2004
Distributions from ordinary income* (common)	$ 20,177,815	$ 15,193,727
Distributions from ordinary income* (Preferred)	$ 1,982,580	$ 939,606
Distributions from long-term capital gains (common)	$ 32,250,652	$ 28,249,119
Distributions from long-term capital gains (Preferred)	$ 3,168,802	$ 1,484,815
* For tax purposes short-term capital gains distributions are considered ordinary income distributions.

Preferred Shares. The Fund has issued and outstanding 3,200 shares of Series A and 3,200 shares of Series B Preferred Shares, each at a liquidation value of $25,000 per share. The Preferred Shares are senior to and have certain class-specific preferences over the common shares. The dividend rate on each series is set through an auction process, and the dividends are generally paid every seven days. At December 31, 2005, the annualized dividend rate, as set by the auction process, for Series A and Series B was 3.25% and 3.23%, respectively. The 1940 Act requires that the Preferred Shareholders of the Fund, voting as a separate class, have the right to: a) elect at least two directors at all times, and b) elect a majority of the directors at any time when dividends on the Preferred Shares are unpaid for two full years. Unless otherwise required by law or under the terms of the Preferred Shares designation statement, each Preferred Share is entitled to one vote and Preferred Shareholders will vote together with common shareholders as a single class and have the same voting rights. Dividends on the Preferred Shares are all cumulative. The Fund is subject to certain limitations and restrictions while the Preferred Shares are outstanding. Under the 1940 Act, the Fund is required to maintain asset coverage of at least 200% with respect to the Preferred Shares as of the last business day of each month in which any shares are outstanding.

Offering Costs. During the year ended December 31, 2005, additional offering costs of $123,406 were recorded in connection with the offering of additional Series A and Series B Preferred Shares in 2004 and were charged directly to paid-in capital.

Contingencies. In the normal course of business, the Fund may enter into contracts with service providers that contain general indemnification clauses. The Fund's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet been made. However, based on experience, the Fund expects the risk of loss to be remote.

Other. Investment transactions are accounted for on a trade date plus one basis for daily net asset value calculations. However, for financial reporting purposes, investment security transactions are reported on trade date. Interest income is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date. Realized gains and losses from investment transactions are recorded on an identified cost basis. Distributions received from Real Estate Investment Trusts (REITs) in excess of income are recorded as either a reduction of cost of investments or realized gains. The Fund distinguishes between dividends on a tax basis and a financial reporting basis and only distributions in excess of tax basis earnings and profits are reported in the financial statements as a tax return of capital.

B. Purchases and Sales of Securities

During the year ended December 31, 2005 purchases and sales of investment securities (excluding short-term investments) aggregated $91,061,755 and $125,308,120, respectively.

C. Related Parties

Investment Management Agreement. Under the Investment Management Agreement with Deutsche Asset Management, Inc. ("DeAM, Inc." or the "Investment Manager"), an indirect, wholly owned subsidiary of Deutsche Bank AG, the Investment Manager is responsible for managing the Fund's affairs and supervising all aspects of the Fund's operations, except for distribution services, subject at all times to the general supervision of the Fund's Board of Directors. Pursuant to the Investment Advisory Agreement, the Investment Manager has delegated the day to day management of the Fund's investment portfolio to RREEF America, L.L.C. (the "Investment Advisor"). Subject to the general supervision of the Fund's Board of Directors and the Investment Manager, the Investment Advisor is responsible for managing the investment operations of the Fund and the composition of the Fund's holdings of securities and other investments. The Investment Advisor is an affiliate of DB Real Estate, the real estate investment management group of Deutsche Asset Management. The Investment Manager, not the Fund, compensates the Investment Advisor for its services. The Investment Management fee payable under the Investment Management Agreement is equal to an annual rate of 0.85% of the average daily total managed assets of the Fund, computed and accrued daily and payable monthly. Total managed assets equal the net asset value of the common shares plus the liquidation preference of any Preferred Shares plus the principal amount of any borrowings.

In addition, for the year ended December 31, 2005, the Investment Manager contractually agreed to waive a portion of its Investment Management fees in the amount of 0.25% of the Fund's average daily total managed assets (which includes the liquidation preference of any Fund Preferred Shares) until December 31, 2007, such waiver will decline by 0.05% in each of the next four years until October 31, 2011. Accordingly, for the year ended December 31, 2005, the Investment Manager did not impose a portion of its Investment Management fee pursuant to the Investment Management Agreement aggregating $1,392,151 and the amount imposed aggregated $3,341,163 which was equivalent to an annual effective rate of 0.60% of the Fund's average daily total managed assets of both common and Preferred Shares.

Service Provider Fees. DWS Scudder Investments Service Company (``DWS-SISC''), an affiliate of the Investment Manager and Investment Advisor, is the transfer and dividend-paying agent and registrar for the Fund. Pursuant to a sub-transfer agency agreement between DWS-SISC and DST Systems, Inc. ("DST"), DWS-SISC has delegated certain transfer agent and dividend paying agent functions to DST. DWS-SISC compensates DST out of the shareholder servicing fee it receives from the Fund. For the year ended December 31, 2005, the amount charged to the Fund by DWS-SISC aggregated $13,537, of which $2,710 is unpaid.

DWS Scudder Fund Accounting Corporation ("DWS-SFAC"), an affiliate of the Investment Manager and Investment Advisor, is responsible for determining the daily net asset value per share and maintaining the portfolio and general accounting records of the Fund. Pursuant to a sub-accounting agreement between DWS-SFAC and State Street Bank and Trust Company ("SSB"), DWS-SFAC has delegated all accounting functions to SSB. DWS-SFAC compensates SSB for the accounting service fee it receives from the Fund. The amount charged to the Fund for the year ended December 31, 2005 by DWS-SFAC aggregated $73,183, of which $6,673 is unpaid.

Deutsche Bank Trust Company Americas, an affiliate of the Investment Manager and Investment Advisor, is the auction agent with respect to the Preferred Shares. The auction agent will pay each broker dealer a service charge from funds provided by the Fund. The amount charged to the Fund ("Auction Agent Fee") for the year ended December 31, 2005 aggregated $421,522, of which $4,448 is unpaid.

In addition, Deutsche Bank Trust Company, an affiliate of the Investment Manager and Investment Advisor, charges an Administration fee for Preferred Shares per series. The amount charged to the Fund for the year ended December 31, 2005 aggregated $12,000, of which all is unpaid.

Typesetting and Filing Service Fees. Under an agreement with Deutsche Investment Management Americas Inc. ("DeIM"), an indirect, wholly owned subsidiary of Deutsche Bank AG, DeIM is compensated for providing typesetting and regulatory filing services to the Fund. For the year ended December 31, 2005, the amount charged to the Fund by DeIM included in reports to shareholders aggregated $10,560, of which $5,280 is unpaid.

Directors' Fees and Expenses. As compensation for his or her services, each Independent Director receives an aggregate annual fee, plus a fee for each meeting attended (plus reimbursement for reasonable out-of-pocket expenses incurred in connection with his or her attendance at board and committee meetings) from each Fund in the Fund Complex for which he or she serves. In addition, the Chairman of the Fund Complex's Audit Committee receives an annual fee for his services. Payment of such fees and expenses is allocated among all such Funds described above in direct proportion to their relative net assets.

Cash Management QP Trust. Pursuant to an Exemptive Order issued by the SEC, the Fund may invest in the Cash Management QP Trust (the "QP Trust") and other affiliated funds managed by the Investment Manager. The QP Trust seeks to provide as high a level of current income as is consistent with the preservation of capital and the maintenance of liquidity. The QP Trust does not pay the Investment Manager a management fee for the affiliated funds' investments in the QP Trust.

D. Expense Reductions

For the year ended December 31, 2005, the Investment Manager agreed to reimburse the Fund $8,877, which represents a portion of the fee savings expected to be realized by the Investment Manager related to the outsourcing by the Investment Manager of certain administrative services to an unaffiliated service provider.

In addition, the Fund has entered into an arrangement with its custodian whereby credits realized as a result of uninvested cash balances are used to reduce a portion of the Fund's custodian expenses. During the year ended December 31, 2005, the Fund's custodian fees were reduced by $71 for custody credits earned.

E. Line of Credit

The Fund and several other affiliated funds (the ``Participants'') share in a $1.1 billion revolving credit facility administered by J.P. Morgan Chase Bank for temporary or emergency purposes. The Participants are charged an annual commitment fee which is allocated, based upon net assets, among each of the Participants. Interest is calculated at the Federal Funds Rate plus 0.5 percent. The Fund may borrow up to a maximum of 20 percent of its net assets under the agreement.

F. Share Repurchases

Effective May 5, 2005, the Fund is authorized to effect periodic repurchases of its shares in the open market from time to time when the Fund's shares trade at a discount to their net asset value. During the year ended December 31, 2005, the Fund purchased 178,400 shares of common stock on the open market at a total cost of $3,968,313 ($22.24 per share). The average discount of the purchases, comparing the purchase price to the net asset value at the time of purchase, was 15.6%. These shares are held in treasury.

G. Transactions in Securities of Affiliated Issuers

An affiliated issuer is a company in which the Fund has ownership of at least 5% of the voting securities. A summary of the Fund's transactions during the year ended December 31, 2005 with companies which are or were affiliates is as follows:

Affiliate	Common Shares	Purchases Cost ($)	Sales Cost ($)	Realized Gain (Loss) ($)	Dividend Income ($)	Value at 12/31/05 ($)
American Campus Communities, Inc. (REIT)	736,602	—	—	—	695,057	18,267,730
Heritage Property Investment Trust (REIT)	518,900	—	—	—	654,518	17,331,260
					1,349,575	35,598,990

H. Real Estate Concentration Risk

The Fund concentrates its investments in real estate securities, including REITs. A fund with a concentrated portfolio is vulnerable to the risks of the industry in which it invests and is subject to greater risks and market fluctuations than funds investing in a broader range of industries. Real estate securities are susceptible to the risks associated with direct ownership of real estate such as declines in property values; increases in property taxes, operating expenses, interest rates or competition; zoning changes; and losses from casualty and condemnation.

I. Subsequent Event

Effective February 6, 2006, Scudder Investments changed its name to DWS Scudder and Scudder funds were renamed DWS funds.

Report of Independent Registered Public Accounting Firm

To the Board of Directors and Shareholders of DWS RREEF Real Estate Fund, Inc.:

In our opinion, the accompanying statement of assets and liabilities, including the investment portfolio, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of DWS RREEF Real Estate Fund, Inc. (formerly Scudder RREEF Real Estate Fund, Inc.) (the "Fund") at December 31, 2005, and the results of its operations, the changes in its net assets and the financial highlights for each of the periods indicated therein, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2005 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

Boston, Massachusetts March 1, 2006	PricewaterhouseCoopers LLP

Tax Information (Unaudited)

The Fund reported capital gain distributions of $2.02 per share to common shareholders and $3.2 million to preferred shareholders during its year ended December 31, 2005, of which approximately 94% represents 15% rate gains and 6% represents 25% rate gains.

Pursuant to Section 852 of the Internal Revenue Code, the Fund designates approximately $34,600,000 as capital gain dividends for the year ended December 31, 2005, of which 94% represents 15% rate gains and 6% represents 25% rate gains.

Please consult a tax advisor if you have questions about federal or state income tax laws, or on how to prepare your tax returns. If you have specific questions about your account, please call 1-800-294-4366.

Stockholder Meeting Results

The Annual Meeting of Stockholders of DWS RREEF Real Estate Fund, Inc. (the "fund") was held on June 29, 2005 at the offices of Deutsche Asset Management, Inc. (part of Deutsche Asset Management), 345 Park Avenue, New York, NY 10154. At the Meeting, the following matters were voted upon by the stockholders (the resulting votes are presented below).

Matters to be Voted on by all Stockholders:

1. To elect two directors of the fund as Class II Directors to hold office for a term of three years, and until their respective successors have been duly elected and qualified:

	Number of Votes:
Directors	For	Withheld
Joseph R. Hardiman*	13,405,443	219,155
Richard J. Herring	13,415,372	209,226

Matters to be Voted on by Holders of Preferred Stock:

2. To elect one director of the fund as a Class II Director to hold office for a term of three years, and until his successor has been duly elected and qualified.

	Number of Votes:
Director	For	Withheld
Graham E. Jones	4,849	14

3. To elect one director of the fund as a Class III Director to hold office until the 2006 Annual Meeting of Stockholders and until his successor has been duly elected and qualifies.

	Number of Votes:
Director	For	Withheld
William N. Shiebler	4,849	14

*Mr. Hardiman resigned from the Board, effective September 30, 2005.

Dividend Reinvestment and Cash Purchase Plan

UMB Bank, N.A. (the "Plan Agent"), including any successor Plan Agent, has been appointed by the Board of Directors of the Fund to act as agent for each shareholder who has not elected in writing to receive dividends and distributions in cash (each a "Participant") under the Fund's Dividend Reinvestment and Cash Purchase Plan (the "Plan"). The Fund's transfer agent and dividend disbursing agent (the "Transfer Agent") will open an account for each Participant under the Plan in the same name in which such Participant's present shares are registered, and put into effect for such Participant the dividend reinvestment option of the Plan as of the first record date for a dividend or capital gains distribution, and the cash purchase option of the Plan as of the next appropriate date as provided below.

Whenever the Fund declares an income dividend or a capital gains distribution payable in Common Shares or cash at the option of the shareholders, each Participant is deemed to have elected to take such dividend or distribution entirely in additional shares of Common Shares of the Fund, and the Transfer Agent shall record such shares, including fractions, for the Participant's account. If the market price per share of the Fund's Common Shares on the valuation date equals or exceeds the net asset value per share on the valuation date, the number of additional shares to be credited to the Participant's account shall be determined by dividing the dollar amount of the dividend or capital gains distribution payable on the Participant's shares by the greater of the following amounts per share of the Fund's Common Shares on the valuation date: (a) the net asset value, or (b) 95% of the market price. If the market price per share of the Fund's Common Shares on the valuation date is less than the net asset value per share on the valuation date, the Plan Agent shall apply the dollar amount of the dividend or capital gains distribution on such Participant's shares (less such Participant's pro rata share of brokerage commissions incurred with respect to the Plan Agent's open-market purchases in connection with the reinvestment of such dividend and distribution) to the purchase on the open market of shares of the Fund's Common Shares for the Participant's account. Such purchases will be made on or shortly after the payment date for such dividend or distribution, and in no event more than 45 days after such date except where temporary curtailment or suspension of purchase is necessary to comply with applicable provisions of federal securities law. The valuation date will be the payment date for the dividend or capital gains distribution or, if such date is not an American Stock Exchange trading date, then the next preceding American Stock Exchange trading date.

Should the Fund declare an income dividend or capital gains distribution payable only in cash, the Plan Agent shall apply the amount of such dividend or distribution on each Participant's shares (less such Participant's pro rata share of brokerage commissions incurred with respect to the Plan Agent's open-market purchases in connection with the reinvestment of such dividend or distribution) to the purchase on the open market of shares of the Fund's Common Shares for the Participant's account. Such purchases will be made on or shortly after the payment date for such dividend or distribution, and in no event more than 45 days after such date except where temporary curtailment or suspension of purchase is necessary to comply with applicable provisions of federal securities law.

For all purposes of the Plan: (a) the market price of the Fund's Common Shares on a particular date shall be the mean between the highest and lowest sales prices on the American Stock Exchange on that date, or, if there is no sale on such Exchange on that date, then the mean between the closing bid and asked quotations for such stock on such Exchange on such date provided, however, that if the valuation date precedes the "ex-dividend" date on such Exchange for a particular dividend and/or distribution, then the market price on such valuation date shall be as determined above, less the per share amount of the dividend and/or distribution; (b) net asset value per share of the Fund's Common Shares on a particular date shall be as determined by or on behalf of the Fund; and (c) all dividends, distributions and other payments (whether made in cash or in shares) shall be made net of any applicable withholding tax.

Each Participant, semi-annually, has the option of sending additional funds, in any amount from $100 to $3,000 for the purchase on the open market of shares of the Common Shares of the Fund for such Participant's account. Voluntary payments will be invested by the Plan Agent on or shortly after the 15th of February and August, and in no event more than 45 days after such dates except where temporary curtailment or suspension of purchases is necessary to comply with applicable provisions of federal securities law. Optional cash payments received from a Participant on or prior to the fifth day preceding the 15th of February or August will be applied by the Plan Agent to the purchase of additional shares of Common Shares as of that investment date. Funds received after the fifth day preceding the 15th of February or August and prior to the 30th day preceding the next investment date will be returned to the Participant. No interest will be paid on optional cash payments held until investment. Consequently, Participants are strongly urged to make their optional cash payments shortly before the 15th of February or August. However, Participants should allow sufficient time to ensure that their payments are received by the Transfer Agent on or prior to the fifth day preceding the 15th of February or August. Optional cash payments should be in US funds and be sent by first-class mail, postage prepaid, only to the following address:

DWS RREEF Real Estate Fund, Inc.
Dividend Reinvestment and Cash
Purchase Plan
811 Main Street
Kansas City, MO 64105-2005
(800) 294-4366

Deliveries to any other address do not constitute valid delivery. Participants may withdraw their entire voluntary cash payment by written notice received by the Plan Agent not less than 48 hours before such payment is to be invested.

Investments of voluntary cash payments and other open-market purchases provided for above may be made on any securities exchange where the Fund's Common Shares are traded, in the over-the-counter market or in negotiated transactions and may be on such terms as to price, delivery and otherwise as the Plan Agent shall determine. Participants' funds held by the Plan Agent or the Transfer Agent uninvested will not bear interest, and it is understood that, in any event, the Plan Agent shall have no liability in connection with any inability to purchase shares within 45 days after the initial date of such purchase as herein provided, or with the timing of any purchases effected. The Plan Agent shall have no responsibility as to the value of the Common Shares of the Fund acquired for a Participant's account. For the purposes of cash investments the Plan Agent or the Transfer Agent may commingle Participants' funds, and the average price (including brokerage commissions) of all shares purchased by the Plan Agent as Agent shall be the price per share allocable to each Participant in connection therewith.

The Transfer Agent will record shares acquired pursuant to the Plan in noncertificated form on the books of the Fund in the Participant's name. The Transfer Agent will forward to each Participant any proxy solicitation material. Upon a Participant's written request, the Transfer Agent will deliver to such Participant, without charge, a certificate or certificates for the full shares.

The Transfer Agent will confirm to each Participant each acquisition made for such Participant's account as soon as practicable but no later than 60 days after the date thereof. The Transfer Agent will send to each Participant a statement of account confirming the transaction and itemizing any previous reinvestment activity for the calendar year. A statement reflecting the amount of cash received by the Transfer Agent will be issued on receipt of each cash deposit. The statements are the record of the costs of shares and should be retained for tax purposes. Certificates representing shares will not be issued to a Participant under the Plan unless such Participant so requests in writing or unless his account is terminated. Although Participants may from time to time have an undivided fractional interest (computed to four decimal places) in a share of the Fund, no certificates for a fractional share will be issued. However, dividends and distributions on fractional shares will be credited to a Participant's account. In the event of termination of a Participant's account under the Plan, the Transfer Agent will adjust for any such undivided fractional interest in cash at the market value of the Fund's shares at the time of termination less the pro rata expense of any sale required to make such an adjustment.

Any stock dividends or split shares distributed by the Fund on shares held for a Participant under the Plan will be credited to such Participant's account. In the event that the Fund makes available to its shareholders rights to purchase additional shares or other securities, the shares held for a Participant under the Plan will be added to other shares held by such Participant in calculating the number of rights to be issued to such Participant.

The Plan Agent's and/or Transfer Agent's service fee for handling capital gains distributions or income dividends will be paid by the Fund. Participants will be charged a $1.00 service fee for each voluntary cash investment and a pro rata share of brokerage commissions on all open market purchases.

Participants may terminate their accounts under the Plan by notifying the Transfer Agent in writing. Such termination will be effective immediately if such Participant's notice is received by the Transfer Agent not less than ten days prior to any dividend or distribution record date; otherwise such termination will be effective as soon as practicable upon completion of the reinvestment of capital gains distributions or income dividends. The Plan may be terminated by the Fund upon notice in writing mailed to Participants at least 30 days prior to any record date for the payment of any dividend or distribution by the Fund. Upon any termination the Transfer Agent will cause a certificate or certificates for the full number of shares held for each Participant under the Plan and cash adjustment for any fraction to be delivered to such Participant without charge.

If a Participant elects by notice to the Plan Agent in writing in advance of such termination to have the Plan Agent sell part or all of such Participant's shares and remit the proceeds to such Participant, the Plan Agent is authorized to deduct a fee of 5% of the gross proceeds, to a maximum of $3.50, plus brokerage commissions for this transaction and any transfer taxes. In such case, certificates for withdrawn shares will not be issued to such Participant, and the Plan Agent will, within ten (10) business days after receipt of such written notice, cause such shares to be sold at market prices for such Participant's account. It should be noted, however, that the Fund's share price may fluctuate during the period between a request for sale, its receipt by the Plan Agent, and the ultimate sale in the open market within 10 business days. This risk should be evaluated by such Participant when considering whether to request that the Plan Agent sell his or her shares. The risk of a price decline is borne solely by such Participant. A check for the proceeds will not be mailed prior to receipt by the Transfer Agent of proceeds of the sale; settlement currently occurs three (3) business days after the sale of shares. Information regarding the sale of shares will be provided to the Internal Revenue Service (the "IRS").

The reinvestment of dividends and capital gains distributions does not relieve the Participant of any income tax which may be payable on such dividends and distributions. The Transfer Agent will report to each Participant the taxable amount of dividends and distributions credited to his account. Foreign shareholders who elect to have their dividends and distributions reinvested and whose dividends and distributions are subject to United States income tax withholding will have their dividends and distributions reinvested net of withholding tax. US shareholders who elect to have their dividends and distributions reinvested will have their dividends and distributions reinvested net of the back-up withholding tax imposed under Section 3406(a)(i) of the Internal Revenue Code of 1986, as amended, if (i) such shareholder has failed to furnish to the Fund his taxpayer identification number (the "TIN"), which for an individual is his social security number; (ii) the IRS has notified the Fund that the TIN furnished by the shareholder is incorrect; (iii) the IRS notifies the Fund that the shareholder is subject to back-up withholding; or (iv) the shareholder has failed to certify, under penalties of perjury, that he is not subject to back-up withholding. Foreign non-corporate shareholders may also be subject to back-up withholding tax with respect to long-term capital gains distributions if they fail to make certain certifications. Shareholders have previously been requested by the Fund or their brokers to submit all information and certifications required in order to exempt them from back-up withholding if such exemption is available to them.

These terms and conditions may be amended or supplemented by the Fund at any time or times but, except when necessary or appropriate to comply with applicable law or the rules or policies of the Securities and Exchange Commission, any securities exchange on which shares of the Fund are listed, or any other regulatory authority, only by mailing to Participants appropriate written notice at least 30 days prior to the effective date thereof. The amendment or supplement shall be deemed to be accepted by a Participant unless, prior to the effective date thereof, the Transfer Agent receives written notice of the termination of such Participant's account under the Plan. Any such amendment may include an appointment by the Fund of a successor Plan Agent or Transfer Agent under these terms and conditions, with full power and authority to perform all or any of the acts to be performed by the Plan Agent or Transfer Agent under these terms and conditions. Notwithstanding the above, if for any reason operation of the Plan in accordance with its terms should become impracticable or unreasonable under the circumstances then prevailing, or in the judgment of the Fund's Board of Directors such operation would not be in the interests of the Fund's shareholders generally, then the Fund's Board of Directors shall have the authority to amend, effective immediately, the terms of the Plan to the extent that such amendment does not adversely affect the interests of Participants in any material respect. Appropriate written notice of such amendment shall be given within 30 days of its effective date.

Each of the Plan Agent and Transfer Agent shall at all times act in good faith and agree to use its best efforts within reasonable limits to insure the accuracy of all services performed under the Plan and to comply with applicable law, but assumes no responsibility and shall not be liable for loss or damage due to errors unless such error is caused by its negligence, bad faith, or willful misconduct or that of its employees.

These terms and conditions shall be governed by the laws of the State of New York.

On February 4, 2005, the Board of Directors (the "Board") of DWS RREEF Real Estate Fund, Inc. (the "Fund") approved the Fund's election to become subject to various provisions of Title 3, Subtitle 8 of the Maryland General Corporation Law. Pursuant to such election, the Fund's charter now provides, subject to applicable provisions of the Investment Company Act of 1940, as amended, that (1) the Board shall have the exclusive power to set the number of directorships on the Board and to fill Board vacancies and (2) any such vacancy shall be filled for the remainder of the full term of the class of directors in which the vacancy occurred and until a successor is duly elected and qualifies. The Board also approved the amendment and restatement of the Fund's Bylaws (the "Bylaws"). The Fund's Bylaws now (1) provide for the election of each Director by the affirmative vote of a majority of the shares of the Fund's stock outstanding and entitled to vote thereon, (2) provide for detailed procedures related to the calling of stockholder-requested special meetings and (3) require stockholders to provide notice to the Fund of a nominee for director or other business to be presented at an annual meeting of stockholders 90 to 120 days before the first anniversary of the mailing of the notice of the prior year's annual meeting of stockholders. These changes make the Fund's operations and governance more consistent with that of DWS RREEF Real Estate Fund II, Inc., a Maryland corporation and closed-end investment company also overseen by the Board. These changes to the Fund's charter and Bylaws could delay, defer or prevent a change of control of the Fund. Articles Supplementary to the Fund's charter and the Fund's amended and restated Bylaws are available on the SEC's website at www.sec.gov.

Investment Management Agreement Approval

The Board of Directors of the DWS RREEF Real Estate Fund, Inc. (the "Fund") approved, in September 2005, the continuation of the current investment management agreement with Deutsche Asset Management, Inc. (the "Investment Manager") and the current advisory agreement between the Investment Manager and its affiliate RREEF America, L.L.C. (the "Advisor"). In terms of the process the Directors followed prior to approving the contracts, shareholders should know that:

At the present time, all but one of your Fund's Directors are independent of the Investment Manager and Advisor and their affiliates.

The Directors meet frequently to discuss Fund matters. Each year, the Directors dedicate part or all of several meetings to contract review matters.

The Directors regularly meet privately with their independent counsel (and, as needed, other advisors) to discuss contract review and other matters.

The fee paid to the Advisor is paid by the Investment Manager out of its fee and not directly by the Fund.

The Investment Manager or the Advisor and their predecessors have managed the Fund since inception, and the Directors believe that a long-term relationship with a capable, conscientious advisor is in the best interest of shareholders. As you may know, the Investment Manager and the Advisor are part of Deutsche Bank, a major global banking institution that is engaged in a wide range of financial services. The Directors believe that there are significant advantages to being part of a global asset management business with extensive investing expertise and resources, including hundreds of portfolio managers and analysts with research capabilities in many countries throughout the world.

Shareholders may focus only on Fund performance and fees, but the Fund's Directors consider these and many other factors, including the quality and integrity of the Investment Manager's and Advisor's personnel and back-office operations, Fund valuations, and compliance policies and procedures. The Directors noted that the Investment Manager and Advisor have also implemented new, forward-looking policies and procedures in many important areas, such as those involving brokerage commissions and so-called "soft dollars," even when not obligated to do so by law or regulation.

In determining to approve the continuation of the Fund's current investment management agreements, the Board considered factors that it believes relevant to the interests of shareholders, including:

The investment management fee schedule for the Fund, including (i) comparative information provided by Lipper regarding investment management fee rates paid to other investment advisors by similar funds and (ii) fee rates paid to the Investment Manager by similar funds and institutional accounts advised by the Investment Manager. With respect to management fees paid to other investment advisors by similar funds, the Directors noted that the fee rate paid by the Fund was lower than the median (1st quartile) of the applicable Lipper universe as of December 31, 2004. The Board gave only limited consideration to fees paid by similar institutional accounts advised by the Investment Manager, in light of the material differences in the scope of services provided to mutual funds as compared to those provided to institutional accounts. The Board concluded that the fee schedule in effect for the Fund represented reasonable compensation in light of the nature, extent and quality of the services being provided to the Fund, the performance of the Fund and fees paid by similar funds.

The extent to which economies of scale would be realized as the Fund grows. In this regard, the Board noted that the Fund's investment management fee schedule does not include fee breakpoints. Nevertheless, the Board concluded that the Fund's fee schedule is appropriate for the management of the Fund at current asset levels.

The total operating expense of the Fund relative to the Fund's peer group as determined by Lipper. In this regard, the Board noted that the total expenses of the Fund for the year ending December 31, 2004 were lower than the median (1st quartile) of the applicable Lipper universe. The Board also considered the expense limitations agreed to by the Investment Manager that serve to ensure that the Fund's total operating expenses would be competitve relative to the applicable Lipper universe.

The investment performance of the Fund and the Investment Manager relative to industry peer groups. The Board noted that for the one-year period ended June 30, 2005, the Fund's performance was in the 1st quartile of the applicable Lipper universe, and that the Fund began investment operations on October 31, 2002. The Board also observed that the Fund outperformed its benchmark in the one-year period. The Board recognized that the Investment Manager has made significant changes in its investment personnel and processes in recent years in an effort to improve long-term performance.

The nature, extent and quality of the advisory services provided by the Investment Manager and Advisor. The Board considered extensive information regarding the Investment Manager and Advisor, including the Investment Manager's and Advisor's personnel, particularly those personnel with responsibilities for providing services to the Fund, resources, policies and investment processes. The Board also considered the terms of the current investment management agreement and advisory agreement, including the scope of services provided under the agreements. In this regard, the Board concluded that the quality and range of services provided by the Investment Manager and the Advisor have benefited, and should continue to benefit, the Fund and its shareholders.

The costs of the services to, and profits realized by, the Investment Manager and its affiliates from their relationships with the Fund.The Board reviewed information concerning the costs incurred and profits realized by the Investment Manager during 2004 from providing investment management services to the Fund and, separately, to the entire DWS fund complex, and reviewed with the Investment Manager the cost allocation methodology used to determine its profitability. In analyzing the Investment Manager's costs and profits, the Board also reviewed the fees paid to, and services provided by, the Investment Manager, the Advisor, and their affiliates with respect to administrative services, fund accounting, shareholder servicing and distribution (including fees paid pursuant to 12b-1 plans). As part of this review, the Board considered information provided by an independent accounting firm engaged to review the Investment Manager's cost allocation methodology and calculations. The Board concluded that the Fund's investment management fee schedule represented reasonable compensation in light of the costs incurred by the Investment Manager and its affiliates in providing services to the Fund. The Board also reviewed information regarding the profitability of certain similar investment management firms. The Board noted that while information regarding the profitability of such firms is limited, the Investment Manager's overall profitability with respect to the DWS fund complex (after taking into account services provided by the Investment Manager and its affiliates) was lower than the overall profitability levels of most comparable firms for which such data was available.

The practices of the Advisor regarding the selection and compensation of brokers and dealers executing portfolio transactions for the Fund, including the Advisor's soft dollar practices. In this regard, the Board observed that the Advisor had voluntarily terminated the practice of allocating brokerage commissions to acquire research services from third-party service providers. The Board indicated that it would continue to monitor the Fund's trading activities to ensure that the principle of "best price and execution" remains paramount in the fund trading process.

The Investment Manager's commitment to, and record of, compliance including its written compliance policies and procedures. In this regard, the Board considered the Investment Manager's commitment to indemnify the Fund against any costs and liabilities related to lawsuits or regulatory actions making allegations regarding market timing, revenue sharing, Fund valuation or other subjects arising from or relating to pending regulatory inquiries. The Board also considered the significant attention and resources dedicated by the Investment Manager to documenting and enhancing its compliance processes in recent years. The Board noted in particular (i) the experience and seniority of the Investment Manager's chief compliance officer, who reports to the Board; (ii) the large number of compliance personnel who report to the Investment Manager's chief compliance officer; and (iii) the substantial commitment of resources by the Investment Manager to compliance matters.

Deutsche Bank's commitment to restructuring and growing its US mutual fund business. The Board considered recent and ongoing efforts by Deutsche Bank to restructure its US mutual fund business to improve efficiency and competitiveness and to reduce compliance and operational risk. The Board considered assurances received from Deutsche Bank that it would commit the resources necessary to maintain high-quality services to the Fund and its shareholders while various organizational initiatives are being implemented. The Board also considered Deutsche Bank's strategic plans for investing in the growth of its US mutual fund business and the potential benefits to the Fund's shareholders.

Based on all of the foregoing, the Board determined to continue the Fund's current investment management agreements, and concluded that the continuation of such agreements was in the best interests of shareholders. In reaching this conclusion the Board did not give particular weight to any single factor identified above. The Board considered these factors over the course of numerous meetings, many of which were in executive session with only the Independent Directors and their counsel present. It is possible that individual Directors may have weighed these factors differently in reaching their individual decisions to approve the continuation of the current agreements.

Directors and Officers

Independent Directors
Name, Date of Birth, Position with the Fund and Length of Time Served[1,2]	Business Experience and Directorships During the Past 5 Years	Number of Funds in the Fund Complex Overseen
Richard R. Burt 2/3/47 Director since 2002	Chairman, Diligence Inc. (international information collection and risk-management firm (since September 2002); Chairman, IEP Advisors, Inc. (July 1998-present); Member of the Board, Hollinger International, Inc.[3] (publishing) (September 1995 to present), HCL Technologies Limited (information technology) (since April 1999), UBS Mutual Funds (formerly known as Brinson and Mitchell Hutchins families of funds) (registered investment companies) (September 1995 to present); and Member, Textron Inc.[3] International Advisory Council (since July 1996); Director, The European Equity Fund, Inc. (since 2000), The New Germany Fund, Inc. (since 2004), The Central Europe and Russia Fund, Inc. (since 2000), DWS Global High Income Fund, Inc. (since 2005), DWS Global Commodities Stock Fund, Inc. (since 2005). Formerly, Partner, McKinsey & Company (consulting) (1991-1994) and US Chief Negotiator in Strategic Arms Reduction Talks (START) with former Soviet Union and US Ambassador to the Federal Republic of Germany (1985-1991); Member of the Board, Homestake Mining[3] (mining and exploration) (1998-February 2001), Archer Daniels Midland Company[3] (agribusiness operations) (October 1996-June 2001) and Anchor Gaming (gaming software and equipment) (March 1999-December 2001); Chairman of the Board, Weirton Steel Corporation[3] (April 1996-2004).
		54
Martin J. Gruber 7/15/37 Director since 2002	Nomura Professor of Finance, Leonard N. Stern School of Business, New York University (since September 1965); Director, Japan Equity Fund, Inc. (since January 1992), Thai Capital Fund, Inc. (since January 2000) and Singapore Fund, Inc. (since January 2000) (registered investment companies), DWS Global High Income Fund, Inc. (since 2005), DWS Global Commodities Stock Fund, Inc. (since 2005). Formerly, Trustee, TIAA (pension funds) (January 1996-January 2000); Trustee, CREF and CREF Mutual Funds (January 2000-March 2005); Chairman, CREF and CREF Mutual Funds, (February 2004-March 2005) and Director, S.G. Cowen Mutual Funds (January 1985-January 2001).
		51
Richard J. Herring 2/18/46 Director since 2002	Jacob Safra Professor of International Banking and Professor, Finance Department, The Wharton School, University of Pennsylvania (since July 1972); Director, Lauder Institute of International Management Studies (since July 2000); Co-Director, Wharton Financial Institutions Center (since July 2000). Formerly, Vice Dean and Director, Wharton Undergraduate Division (July 1995-June 2000).	51
Graham E. Jones 1/31/33 Director since 2002	Senior Vice President, BGK Realty, Inc. (commercial real estate) (since 1995); Director, DWS Global High Income Fund, Inc. (since 2005), DWS Global Commodities Stock Fund, Inc. (since 2005). Formerly, Trustee, Morgan Stanley Asset Management, various funds (1985-2001); Trustee, Weiss, Peck and Greer, various funds (1985-2005); Trustee of various investment companies managed by Sun Capital Advisers, Inc. (1998-2005).	51
Rebecca W. Rimel 4/10/51 Director since 2002	President and Chief Executive Officer, The Pew Charitable Trusts (charitable foundation) (1994-present); Trustee, Thomas Jefferson Foundation (charitable organization) (1994-present); Trustee, Executive Committee, Philadelphia Chamber of Commerce (2001-present); Director, DWS Global High Income Fund, Inc. (since 2005), DWS Global Commodities Stock Fund, Inc. (since 2005). Formerly, Executive Vice President, The Glenmede Trust Company (investment trust and wealth management) (1983-2004); Board Member, Investor Education (charitable organization) (2004-2005).	51
Philip Saunders, Jr. 10/11/35 Director since 2002	Principal, Philip Saunders Associates (economic and financial consulting) (since November 1988). Formerly, Director, Financial Industry Consulting, Wolf & Company (consulting) (1987-1988); President, John Hancock Home Mortgage Corporation (1984-1986); Senior Vice President of Treasury and Financial Services, John Hancock Mutual Life Insurance Company, Inc. (1982-1986).	51
William N. Searcy, Jr. 9/3/46 Director since 2002	Private investor (since October 2003); Trustee of 18 open-end mutual funds managed by Sun Capital Advisers, Inc. (since October 1998). Formerly, Pension & Savings Trust Officer, Sprint Corporation[3] (telecommunications) (November 1989-October 2003).	51
Interested Director
Name, Date of Birth, Position with the Fund and Length of Time Served[1,2]	Business Experience and Directorships During the Past 5 Years	Number of Funds in the Fund Complex Overseen
William N. Shiebler[4] 2/6/42 Director since 2004	Vice Chairman, Deutsche Asset Management ("DeAM") and a member of the DeAM Global Executive Committee (since 2002); Vice Chairman of Putnam Investments, Inc. (1999); Director and Senior Managing Director of Putnam Investments, Inc. and President, Chief Executive Officer, and Director of Putnam Mutual Funds Inc. (1990-1999).	120
Officers
Name, Date of Birth, Position with the Fund and Length of Time Served[1,2]	Business Experience and Directorships During the Past 5 Years
Vincent J. Esposito[6] 6/8/56 President since 2005	Managing Director[5], Deutsche Asset Management (since 2003); President and Chief Executive Officer of The Central Europe and Russia Fund, Inc., The European Equity Fund, Inc., The New Germany Fund, Inc. (since 2003) (registered investment companies); Vice Chairman and Director of The Brazil Fund, Inc. (2004-present); formerly, Managing Director, Putnam Investments (1991-2002)

Paul H. Schubert[6] 1/11/63 Chief Financial Officer since 2004 Treasurer since June 2005	Managing Director[5], Deutsche Asset Management (since July 2004); formerly, Executive Director, Head of Mutual Fund Services and Treasurer for UBS Family of Funds (1998-2004); Vice President and Director of Mutual Fund Finance at UBS Global Asset Management (1994-1998)

John Millette[7] 8/23/62 Secretary since 2003	Director[5], Deutsche Asset Management.
Patricia DeFilippis[6] 6/21/63 Assistant Secretary since 2005	Vice President, Deutsche Asset Management (since June 2005); Counsel, New York Life Investment Management LLC (2003-2005); legal associate, Lord, Abbett & Co. LLC (1998-2003)
Elisa D. Metzger 9/15/62 Assistant Secretary since 2005	Director[5], Deutsche Asset Management (since September 2005); Counsel, Morrison and Foerster LLP (1999-2005)
Caroline Pearson[7] 4/1/62 Assistant Secretary since 2002	Managing Director[5], Deutsche Asset Management.
Scott M. McHugh[7] 9/13/71 Assistant Treasurer since 2005	Director[5], Deutsche Asset Management.
Kathleen Sullivan D'Eramo[7] 1/25/57 Assistant Treasurer since 2003	Director[5], Deutsche Asset Management.
John Robbins[6] 4/8/66 Anti-Money Laundering Compliance Officer since 2005	Managing Director[5], Deutsche Asset Management (since 2005); formerly, Chief Compliance Officer and Anti-Money Laundering Compliance Officer for GE Asset Management (1999-2005)
Philip Gallo[6] 8/2/62 Chief Compliance Officer since 2004	Managing Director[5], Deutsche Asset Management (2003-present). Formerly, Co-Head of Goldman Sachs Asset Management Legal (1994-2003)
A. Thomas Smith[8] 12/14/56 Chief Legal Officer since 2005	Managing Director[5], Deutsche Asset Management (2004-present); formerly, General Counsel, Morgan Stanley and Van Kampen and Investments (1999-2004); Vice President and Associate General Counsel, New York Life Insurance Company (1994-1999); senior attorney, The Dreyfus Corporation (1991-1993); senior attorney, Willkie Farr & Gallagher (1989-1991); staff attorney, US Securities & Exchange Commission and the Illinois Securities Department (1986-1989)

1 Unless otherwise indicated, the mailing address of each Director and officer with respect to fund operations is One South Street, Baltimore, MD 21202.
3 A publicly held company with securities registered pursuant to Section 12 of the Securities Exchange Act of 1934.
4 Mr. Shiebler is a Director who is an "interested person" within the meaning of Section 2(a)(19) of the 1940 Act. Mr. Shiebler is a Managing Director of Deutsche Asset Management, the US asset management unit of Deutsche Bank AG and its affiliates. Mr. Shiebler's business address is 345 Park Avenue, New York, New York 10154.
5 Executive title, not a board directorship
6 Address: 345 Park Avenue, New York, New York 10154
7 Address: Two International Place, Boston, Massachusetts 02110
8 Elected on December 2, 2005

The fund's Statement of Additional Information includes additional information about the fund's Directors. To receive your free copy of the Statement of Additional Information, call toll-free: 1-800-621-1048.

Account Management Resources

Automated Information Lines	DWS Scudder Closed-End Fund Info Line (800) 349-4281
Web Sites	www.dws-scudder.com or visit our Direct Link: www.cef.dws-scudder.com Obtain monthly fact sheets, financial reports, press releases and webcasts when available.
Written Correspondence	Deutsche Investment Management Americas Inc. 280 Park Avenue New York, NY 10017
Proxy Voting	A description of the fund's policies and procedures for voting proxies for portfolio securities can be found on our Web site — www.dws-scudder.com (click on "proxy voting" at the bottom of the page) — or on the SEC's Web site — www.sec.gov. To obtain a written copy without charge, call us toll free at (800) 621-1048.

Legal Counsel	Willkie Farr & Gallagher LLP 787 Seventh Avenue New York, NY 10019
Dividend Re-Investment Plan Agent	UMB Bank P.O. Box 410064 Kansas City, MO 64141-0064
Shareholder Service Agent	DWS Scudder Investments Service Company P.O. Box 219066 Kansas City, MO 64121-9066 (800) 294-4366
Custodian and Transfer Agent	State Street Bank and Trust Company 225 Franklin Street Boston, MA 02110
Independent Auditors	PricewaterhouseCoopers LLP 125 High Street Boston, MA 02110
AMEX Symbol	SRQ
CUSIP Number	233384 106

ITEM 2.	CODE OF ETHICS.

As of the end of the period, December 31, 2005, DWS RREEF Real Estate Fund, Inc. has adopted a code of ethics, as defined in Item 2 of Form N-CSR, that applies to its Principal Executive Officer and Principal Financial Officer.

There have been no amendments to, or waivers from, a provision of the code of ethics during the period covered by this report that would require disclosure under Item 2.

A copy of the code of ethics is filed as an exhibit to this Form N-CSR.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT.

The Fund’s Board of Directors/Trustees has determined that the Fund has at least one “audit committee financial expert” serving on its audit committee: Mr. Graham E. Jones. This audit committee member is “independent,” meaning that he is not an “interested person” of the Fund (as that term is defined in Section 2(a)(19) of the Investment Company Act of 1940) and he does not accept any consulting, advisory, or other compensatory fee from the Fund (except in the capacity as a Board or committee member).

An “audit committee financial expert” is not an “expert” for any purpose, including for purposes of Section 11 of the Securities Act of 1933, as a result of being designated as an “audit committee financial expert.” Further, the designation of a person as an “audit committee financial expert” does not mean that the person has any greater duties, obligations, or liability than those imposed on the person without the “audit committee financial expert” designation. Similarly, the designation of a person as an “audit committee financial expert” does not affect the duties, obligations, or liability of any other member of the audit committee or board of directors.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES.

DWS RREEF REAL ESTATE FUND, INC.

FORM N-CSR DISCLOSURE RE: AUDIT FEES

The following table shows the amount of fees that PricewaterhouseCoopers, LLP (“PWC”), the Fund’s independent registered public accounting firm, billed to the Fund during the Fund’s last two fiscal years. The Audit Committee approved in advance all audit services and non-audit services that PWC provided to the Fund.

The Audit Committee has delegated certain pre-approval responsibilities to its Chairman (or, in his absence, any other member of the Audit Committee).

Services that the Fund’s Independent Registered Public Accounting Firm Billed to the Fund

Fiscal Year Ended December 31,	Audit Fees Billed to Fund	Audit-Related Fees Billed to Fund	Tax Fees Billed to Fund	All Other Fees Billed to Fund
2005	$56,200	$225	$0	$0
2004	$52,900	$185	$8,105	$0

The above “Audit- Related Fees” were billed for agreed upon procedures performed and the above "Tax Fees" were billed for professional services rendered for tax compliance and tax return preparation.

Services that the Fund’s Independent Registered Public Accounting Firm Billed to the Adviser and Affiliated Fund Service Providers

The following table shows the amount of fees billed by PWC to Deutsche Investment Management Americas, Inc. (“DeIM” or the “Adviser”), and any entity controlling, controlled by or under common control with DeIM (“Control

Affiliate”) that provides ongoing services to the Fund (“Affiliated Fund Service Provider”), for engagements directly related to the Fund’s operations and financial reporting, during the Fund’s last two fiscal years.

Fiscal Year Ended December 31,	Audit-Related Fees Billed to Adviser and Affiliated Fund Service Providers	Tax Fees Billed to Adviser and Affiliated Fund Service Providers	All Other Fees Billed to Adviser and Affiliated Fund Service Providers
2005	$268,900	$197,605	$0
2004	$431,907	$0	$0

The “Audit-Related Fees” were billed for services in connection with the assessment of internal controls, agreed-upon procedures and additional related procedures and the above “Tax Fees” were billed in connection with consultation services and agreed-upon procedures.

Non-Audit Services

The following table shows the amount of fees that PWC billed during the Fund’s last two fiscal years for non-audit services. For engagements entered into on or after May 6, 2003, the Audit Committee pre-approved all non-audit services that PWC provided to the Adviser and any Affiliated Fund Service Provider that related directly to the Fund’s operations and financial reporting. The Audit Committee requested and received information from PWC about any non-audit services that PWC rendered during the Fund’s last fiscal year to the Adviser and any Affiliated Fund Service Provider. The Committee considered this information in evaluating PWC’s independence.

Fiscal Year Ended December 31,	Total Non-Audit Fees Billed to Fund (A)	Total Non-Audit Fees billed to Adviser and Affiliated Fund Service Providers (engagements related directly to the operations and financial reporting of the Fund) (B)	Total Non-Audit Fees billed to Adviser and Affiliated Fund Service Providers (all other engagements) (C)	Total of (A), (B) and (C)
2005	$0	$197,605	$104,635	$302,240
2004	$8,105	$0	$253,272	$261,377

All other engagement fees were billed for services in connection with risk management, tax services and process improvement/integration initiatives for DeIM and other related entities that provide support for the operations of the fund.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS

The registrant has a separately-designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934, as amended. The registrant's audit committee consists of Philip Saunders, Jr. (Chairman), Richard J. Herring, Graham E. Jones, and William N. Searcy.

ITEM 6.	SCHEDULE OF INVESTMENTS

Not Applicable

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Proxy Voting Guidelines. The Fund has delegated proxy voting responsibilities to its investment advisor, subject to the Board’s general oversight. The Fund has delegated proxy voting to the advisor with the direction that proxies should be voted consistent with the Fund’s best economic interests. The advisor has adopted its own Proxy Voting Policies and Procedures (“Policies”), a Proxy Voting Desktop Manual (“Manual”), and Proxy Voting Guidelines (“Guidelines”) for this purpose. The Policies address, among other things, conflicts of interest that may arise between the interests of the Fund, and the interests of the advisor and its affiliates. The Manual sets forth the procedures that the advisor has implemented to vote proxies, including monitoring for corporate events, communicating with the fund’s custodian regarding proxies, considering the merits f each proposal, and executing and recording the proxy vote. The Guidelines set forth the advisor’s general position on various proposals, such as:

•	Shareholder Rights — The advisor generally votes against proposals that restrict shareholder rights.

•

Corporate Governance — The advisor generally votes for confidential and cumulative voting and against supermajority voting requirements for charter and bylaw amendments. The advisor generally votes for proposals to restrict a chief executive officer from serving on more than three outside board of directors. The advisor generally votes against proposals that require a company to appoint a chairman who is an independent director.

•

Anti-Takeover Matters — The advisor generally votes for proposals that require shareholder ratification of poison pills or that request boards to redeem poison pills, and votes “against” the adoption of poison pills if they are submitted for shareholder ratification. The advisor generally votes for fair price proposals.

•

Routine Matters — The advisor generally votes for the ratification of auditors, procedural matters related to the annual meeting, and changes in company name, and against bundled proposals and adjournment.

The general provisions described above do not apply to investment companies. The advisor generally votes proxies solicited by investment companies in accordance with the recommendations of an independent third-party, except for proxies solicited by or with respect to investment companies for which the advisor or an affiliate serves as investment advisor or principal underwriter (“affiliated investment companies”). The advisor votes affiliated investment company proxies in the same proportion as the vote of the investment company’s other shareholders (sometimes called “mirror” or “echo” voting). Master fund proxies solicited from feeder funds are voted in accordance with applicable requirements of the Investment Company Act of 1940.

Although the Guidelines set forth the advisor’s general voting positions on various proposals, the advisor may, consistent with the Fund’s best interests, determine under some circumstances to vote contrary to those positions.

The Guidelines on a particular issue may or may not reflect the view of individual members of the board, or of a majority of the board. In addition, the Guidelines may reflect a voting position that differs from the actual practices of the public companies within the Deutsche Bank organization or of the investment companies for which the advisor or an affiliate serves as investment advisor or sponsor.

The advisor may consider the views of a portfolio company’s management in deciding how to vote a proxy or in establishing general voting positions for the Guidelines, but management’s views are not determinative.

As mentioned above, the Policies describe the way in which the advisor resolves conflicts of interest. To resolve conflicts, the advisor, under normal circumstances, votes proxies in accordance with its Guidelines. If the advisor departs from the Guidelines with respect to a particular proxy or if the Guidelines do not specifically address a certain proxy proposal, a committee established by the advisor will vote the proxy. Before voting any such proxy, however, the committee will exclude from the voting discussions and determinations any member who is involved in or aware of a material conflict of interest. If, after excluding any and all such members, there are fewer than three voting members remaining, the advisor will engage an independent third party to vote the proxy or follow the proxy voting recommendations of an independent third party.

Under certain circumstances, the advisor may not be able to vote proxies or the advisor may find that the expected economic costs from voting outweigh the benefits associated with voting. For example, the advisor may not vote proxies on certain foreign securities due to local restrictions or customs. The advisor generally does not vote proxies on securities subject to share blocking restrictions.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

The Portfolio Managers

The Fund is managed by a Team of investment professionals who collaborate to develop and implement the Fund’s investment strategy. Each Portfolio Manager on the Team has authority over all aspects of the Fund's investment portfolio, including but not limited to, purchases and sales of individual securities, portfolio construction techniques, portfolio risk assessment, and the management of daily cash flows in accordance with portfolio holdings.

The following individuals handle the day-to-day management of the fund.

John F. Robertson, CFA

Managing Director of RREEF and Manager of the fund.

•	Joined RREEF in 1997 and Deutsche Asset Management, Inc. in 2002.
•	Joined the fund in 2002.
•	Prior to that, Assistant Vice President of Lincoln Investment Management

responsible for REIT research

•	Over 14 years of investment industry experience.
•	BA, Wabash College; MBA, Indiana University.

John W. Vojticek

Managing Director of RREEF and Manager of the fund.

•	Joined RREEF, Deutsche Asset Management, Inc. and the fund in 2004.
•	Prior to that, Principal at KG Redding and Associates, March 2004-September
2004.
•	Prior to that, Managing Director of RREEF from 1996-March 2004 and

Deutsche Asset Management, Inc. from 2002-March 2004 and the fund from

October 2002-March 2004.

•	Over nine years of investment industry experience.
•	BS, University of Southern California.

Jerry W. Ehlinger, CFA

Managing Director of RREEF and Manager of the fund.

•	Joined RREEF and Deutsche Asset Management, Inc. in 2004 and the fund in

2005.

•	Prior to that, Senior Vice President at Heitman Real Estate Investment

Management from 2000-2004.

•	Prior to that, Senior Research Associate at Morgan Stanley Asset Management from 1996-2000.
•	Over nine years of investment industry experience.
•	BA, University of Wisconsin–Whitewater: MM, University of Wisconsin-

Madison.

Asad Kazim

Vice President of RREEF and Manager of the fund.

•	Joined RREEF and Deutsche Asset Management, Inc. in 2002 and the fund in

2005.

•	Prior to that, Financial Analyst at Clarion CRA Securities from 2000-2002.
•	Over six years of investment industry experience.
•	BS, The College of New Jersey.

Compensation of Portfolio Managers

The Fund has been advised that the Advisor seeks to offer its investment professionals competitive short-term and long-term compensation. Portfolio managers and research professionals are paid (i) base salaries, which are linked to job function, responsibilities and financial services industry peer comparison, and (ii) variable compensation, which is linked to investment performance, individual contributions to the team and DWS Scudder’s and Deutsche Bank’s financial results. Variable compensation may include a cash bonus incentive and participation in a variety of long-term equity programs (usually in the form of Deutsche Bank equity).

Bonus and long-term incentives comprise a greater proportion of total compensation as an investment professional’s seniority and compensation levels increase. Top performing investment professionals earn a total compensation package that is highly competitive, including a bonus that is a multiple of their base salary. The amount of equity awarded under the long-term equity programs is generally based on the individual’s total compensation package and may comprise from 0%-40% of the total compensation award. As incentive compensation increases, the percentage of compensation awarded in Deutsche Bank equity also increases. Certain senior investment professionals may be subject to a mandatory diverting of a portion of their equity compensation into proprietary mutual funds that they manage.

To evaluate its investment professionals, the Advisor uses a Performance Management Process. Objectives evaluated by the process are related to investment performance and generally take into account peer group and benchmark related data. The ultimate goal of this process is to link the performance of investment professionals with client investment objectives and to deliver investment performance that meets or exceeds clients’ risk and return objectives. When determining total compensation, the Advisor considers a number of quantitative and qualitative factors such as:

•

DWS Scudder performance and the performance of Deutsche Asset Management, quantitative measures which include 1, 3 and 5 year pre-tax returns versus benchmark (such as the benchmark used in the prospectus) and appropriate peer group, taking into consideration risk targets. Additionally, the portfolio manager’s retail/institutional asset mix is weighted, as appropriate for evaluation purposes.

•

Qualitative measures include adherence to the investment process and individual contributions to the process, among other things. In addition, the Advisor assesses compliance, risk management and teamwork skills.

•

Other factors, including contributions made to the investment team as well as adherence to compliance, risk management, and "living the values" of the Advisor, are part of a discretionary component which gives management the ability to reward these behaviors on a subjective basis through bonus incentives.

In addition, the Advisor analyzes competitive compensation levels through the use of extensive market data surveys. Portfolio manager compensation is reviewed and may be modified each year as appropriate to reflect changes in the market, as well as to adjust the factors used to determine overall compensation to promote good sustained investment performance.

Fund Ownership of Portfolio Managers

The following table shows the dollar range of shares owned beneficially and of record by each member of the Fund’s portfolio management team in the Fund as well as in all DWS Funds as a group (i.e. those funds advised by Deutsche Asset Management or its affiliates), including investments by their immediate family members sharing the same household and amounts invested through retirement and deferred compensation plans. This information is provided as of the Fund’s most recent fiscal year end.

Name of Portfolio Manager	Dollar Range of Fund Shares Owned	Dollar Range of All DWS Fund Shares Owned
John Robertson	0	$100,001 - $500,000
John Vojticek	0	0
Jerry Ehlinger	0	$10,001 - $50,000
Asad Kazim	0	$10,001 - $50,000

Conflicts of Interest

In addition to managing the assets of the Fund, the Fund’s portfolio managers may have responsibility for managing other client accounts of the Advisor or its affiliates. The tables below show, for each portfolio manager, the number and asset size of (1) SEC registered investment companies (or series thereof) other than the Fund, (2) pooled investment vehicles that are not registered investment companies and (3) other accounts (e.g., accounts managed for individuals or organizations) managed by each portfolio manager. The tables also show the number of performance based fee accounts, as well as the total assets of the accounts for which the advisory fee is based on the performance of the account. This information is provided as of the Fund’s most recent fiscal year end.

Other SEC Registered Investment Companies Managed:

Name of Portfolio Manager	Number of Registered Investment Companies	Total Assets of Registered Investment Companies	Number of Investment Company Accounts with Performance Based Fee	Total Assets of Performance- Based Fee Accounts
John Robertson	7	$4,924,940,824	0	0
John Vojticek	7	$4,924,940,824	0	0
Jerry Ehlinger	7	$4,924,940,824	0	0
Asad Kazim	7	$4,924,940,824	0	0

Other Pooled Investment Vehicles Managed:

Name of Portfolio Manager	Number of Pooled Investment Vehicles	Total Assets of Pooled Investment Vehicles	Number of Pooled Investment Vehicle Accounts with Performance-Based Fee	Total Assets of Performance- Based Fee Accounts
John Robertson	10	$ 825,220,389	3	$96,194,017
John Vojticek	10	$ 825,220,389	3	$96,194,017
Jerry Ehlinger	10	$ 825,220,389	3	$96,194,017
Asad Kazim	10	$ 825,220,389	3	$96,194,017

Other Accounts Managed:

Name of Portfolio Manager	Number of Other Accounts	Total Assets of Other Accounts	Number of Other Accounts with Performance- Based Fee	Total Assets of Performance- Based Fee Accounts
John Robertson	44	$3,359,663,475	4	$470,012,321
John Vojticek	44	$3,359,663,475	4	$470,012,321
Jerry Ehlinger	44	$3,359,663,475	4	$470,012,321
Asad Kazim	44	$3,359,663,475	4	$470,012,321

In addition to the accounts above, an investment professional may manage accounts in a personal capacity that may include holdings that are similar to, or the same as, those of the funds. The Advisor has in place a Code of Ethics that is designed to address conflicts of interest and that, among other things, imposes restrictions on the ability of portfolio managers and other “access persons” to invest in securities that may be recommended or traded in the funds and other client accounts.

Real, potential or apparent conflicts of interest may arise when a portfolio manager has day-to-day portfolio management responsibilities with respect to more than one fund or account, including the following:

•

Certain investments may be appropriate for the Fund and also for other clients advised by the Advisor, including other client accounts managed by the Fund’s portfolio management team. Investment decisions for the Fund and other clients are made with a view to achieving their respective investment objectives and after consideration of such factors as their current holdings, availability of cash for investment and the size of their investments generally. A particular security may be bought or sold for only one client or in different amounts and at different times for more than one but less than all clients. Likewise, because clients of the Advisor may have differing investment strategies, a particular security may be bought for one or more clients when one or more other clients are selling the security. The investment results achieved for the Fund may differ from the results achieved for other clients of the Advisor. In addition, purchases or sales of the same security may be made for two or more clients on the same day. In such event, such transactions will be allocated among the clients in a manner believed by the Advisor to be most equitable to each client, generally utilizing a pro rata allocation methodology. In some cases, the allocation procedure could potentially have an adverse effect or positive effect on the price or amount of the securities purchased or sold by the Fund. Purchase and sale orders for the Fund may be combined with those of other clients of the Advisor in the interest of achieving the most favorable net results to the Fund and the other clients.

•

To the extent that a portfolio manager has responsibilities for managing multiple client accounts, a portfolio manager will need to divide time and attention among relevant accounts. The Advisor attempts to minimize these conflicts by aligning its portfolio management teams by investment strategy and by employing similar investment models across multiple client accounts.

•

In some cases, an apparent conflict may arise where the Advisor has an incentive, such as a performance-based fee, in managing one account and not with respect to other accounts it manages. The Advisor will not determine allocations based on whether it receives a performance-based fee from the client. Additionally, the Advisor has in place supervisory oversight processes to periodically monitor performance deviations for accounts with like strategies.

The Advisor is owned by Deutsche Bank AG, a multi-national financial services company. Therefore, the Advisor is affiliated with a variety of entities that provide and/or engage in commercial banking, insurance, brokerage, investment banking, financial advisory, broker-dealer activities (including sales and trading), hedge funds, real estate and private equity investing, in addition to the provision of investment management services to institutional and individual investors. Since Deutsche Bank AG, its affiliates, directors, officers and employees (the “Firm”) are engaged in businesses and have interests other than managing asset management accounts, such other activities involve real, potential or apparent conflicts of interest. These interests and activities include potential advisory, transactional and financial activities and other interests in securities and companies that may be directly or indirectly purchased or sold by the Firm for its clients’ advisory accounts. These are considerations of which advisory clients should be aware and which may cause conflicts that could be to the disadvantage of the Advisor’s advisory clients. The Advisor has instituted business and compliance policies, procedures and disclosures that are designed to identify, monitor and mitigate conflicts of interest and, as appropriate, to report them to the Fund’s Board.

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS

	(a)	(b)	(c)	(d)
	Total Number of	Average Price	Total Number of	Maximum Number of
Period	Shares Purchased	Paid per Share	Shares Purchased as	Shares that May Yet Be
			Part of Publicly Announced	Purchased Under the
			Plans or Programs	Plans or Programs

January 1 through January 31	0	$0	n/a	n/a
February 1 through February 28	0	$0	n/a	n/a
March 1 through March 31	0	$0	n/a	n/a
April 1 through April 30	0	$0	n/a	n/a
May 1 through May 31	0	$0	n/a	n/a
June 1 through June 30	0	$0	n/a	n/a
July 1 through July 31	63,760	$22.69	n/a	n/a
August 1 through August 31	61,000	$22.14	n/a	n/a
September 1 through September 30	38,100	$22.04	n/a	n/a
October 1 through October 31	0	$0	n/a	n/a
November 1 through November 30	15,540	$21.32	n/a	n/a
December 1 through December 31	0	$0	n/a	n/a

Total	178,400	$22.24	n/a	n/a

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

The Nominating and Governance Committee evaluates and nominates Board member candidates. Fund shareholders may also submit nominees that will be considered by the Committee when a Board vacancy occurs. Submissions should be mailed to the attention of the Secretary of the Fund, One South Street, Baltimore, MD 21202.

ITEM 11.	CONTROLS AND PROCEDURES.

(a)

The Chief Executive and Financial Officers concluded that the Registrant’s Disclosure Controls and Procedures are effective based on the evaluation of the Disclosure Controls and Procedures as of a date within 90 days of the filing date of this report.

(b)

There have been no changes in the registrant’s internal control over financial reporting that occurred during the registrant’s last half-year (the registrant’s second fiscal half-year in the case of the annual report) that has materially affected, or is reasonably likely to materially affect, the registrant’s internal controls over financial reporting.

ITEM 12.	EXHIBITS.

(a)(1)	Code of Ethics pursuant to Item 2 of Form N-CSR is filed and attached hereto as EX-99.CODE ETH.

(a)(2)	Certification pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)) is filed and attached hereto as Exhibit 99.CERT.

(b)	Certification pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 (17 CFR 270.30a-2(b)) is furnished and attached hereto as Exhibit 99.906CERT.

Form N-CSR Item F

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Registrant:	DWS RREEF Real Estate Fund, Inc.

By:	/s/Vincent J. Esposito
Vincent J. Esposito

President

Date:	March 2, 2006

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

Registrant:	DWS RREEF Real Estate Fund, Inc.

By:	/s/Vincent J. Esposito
Vincent J. Esposito

President

Date:	March 2, 2006

By:	/s/Paul Schubert
Paul Schubert

Chief Financial Officer and Treasurer

Date:	March 2, 2006